PROSPECTUS

THE WORLD FUNDS, INC.

Sand Hill Portfolio Manager Fund


Prospectus dated January 2, 2001









This Prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   Maximize total return

Principal Investment
Strategies:             The Fund seeks to achieve its objective by investing
                        in a diversified portfolio of equity securities, debt securities and short term investments on a global basis
                        (within the U.S. and in other countries). Equity securities consist of common stocks and securities convertible into common stocks. Debt securities include obligations of governments, instrumentalities and corporations. Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity. The Fund may invest in each of these three asset classes without limit.

Principal Risks:        The principal risk of investing in the Fund is that
                        the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. With foreign investments, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor  Profile:      You may want to invest in the Fund if you are seeking
                        to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below provide an indication of the risks of investing in the Fund by showing past performances of the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares the Fund's average annual total returns for the periods ended December 31, 2000 to the Lipper Global Flexible Portfolio Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund Total Return *

1995        11.60%
1996        19.57%
1997        17.87%
1998        (6.73%)
1999        23.22%
2000        (2.26%)

* During the period shown in the bar chart, the highest return for a calendar quarter was 13.87% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (9.10%)(quarter ending December 31, 2000)

[end bar chart]

                               Average Annual Total Return
                        (for the period ending December 31, 2000)
                     ------------------------------------------------

                                                     Since Inception
                     One Year     Three Years        (January 2,1995)
                     --------     -----------        ----------------

Sand Hill Portfolio
  Manager Fund          (2.26%)         7.99%           12.04%

Lipper Global
  Flexible Portfolio ** (1.40%)         9.55%           14.66%

** Lipper Global Flexible Portfolio is an unmanaged index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases              None

Sales Charge (Load) Imposed on Reinvested Dividends           None
Redemption Fees(1)                                            None
Exchange Fees(2)                                              None

Annual Operating Expenses (Expenses that are deducted from the Fund's assets)

Management Fee                                                1.00%
Distribution and Service (12b-1) Fees                         None
Other Operating Expenses (3)                                  0.84%
                                                             ------
Total Annual Fund Operating Expenses                          1.84%

(1) A shareholder may be charged $10 for each redemption requested by telephone.

(2) A shareholder may be charged a $10 fee for each exchange requested by telephone.

(3) In the interest of limiting expenses of the Fund, Sand Hill Advisor, Inc. (the "Investment Adviser") has voluntarily agreed to waive its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.90% through December 31, 2001 (see "Management Organization and Capital Structure").

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent the Fund increases in size, its Other Operating Expenses will decline, reflecting economies of scale and its management fee rate is reduced in one step as certain asset levels are reached. See "Management Organization and Capital Structure".

EXAMPLE:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                1 Year    3 Years   5 Years    10 Years
                ------    -------   -------    --------

                $187      $579      $996       $2,159

OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities, debt securities and short term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, the Adviser seeks to achieve over time a high total return, and a lower price volatility than might be inherent in a more limited asset mix. The portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short term investments according to the Adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Investment Adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

The Adviser typically sells portfolio securities for one or more of the following reasons: (1) the investment thesis changes or company fundamentals deteriorate materially; (2) company management engages in conduct not in the best interest of public shareholders; (3) valuation can no longer be justified given the company's growth prospects (4) a stock appreciates such that it represents a disproportionate percentage of the total portfolio (5) a sector represents a disproportionate percentage of the total portfolio (6) losses are realized in order to reduce taxable capital gains distributions to our shareholders; and (7)funds must be raised to cover redemptions

Equity securities consist of common stocks as well as warrants, rights and securities which are convertible into common stocks, such as convertible bonds. The Investment Adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt Securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Investment Adviser will select. Rather, the Adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the Adviser deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities.

RISKS

Stock Market Risk.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Debt Securities Risk.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Foreign Investing.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary Receipts.

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment Adviser.

Sand Hill Advisors, Inc. (the "Investment Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Investment Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund and Vice President of the Company, and President and a Director of the Investment Adviser, which was founded in September of 1982 by Ms. Williams.

Tim B. Barrett has served as co-manager of the Fund with Ms. Williams since January of 1999. Mr. Barrett is also Director of Research for the Investment Adviser. Prior to assuming the role of co-manager, Mr. Barrett was a research analyst for the Investment Adviser and was actively involved in management decisions and portfolio selection.

The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1% on the first $100 million of average net assets of the Fund; and 0.75% on average net assets of the Fund over $100 million. For the year ended August 31, 2000, the Adviser received $ 178,818 in advisory fees from the Fund.

In the interest of limiting the expense ratio of the Fund, the Adviser has voluntarily agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses for the Fund is limited to 1.90% through December 31, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Investors can purchase Fund shares either directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc.

Share Transactions.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting the Fund, a broker or dealer authorized by the Distributor to sell shares of the Fund or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent (the "Transfer Agent"), at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. There are no sales charges in connection with purchasing or redeeming shares of the Fund. However, a broker or dealer may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with them.

Minimum  Investments.

The minimum initial investment in the Fund is $25,000 and additional investments must be in amounts of $50 or more. The Fund reserves the right to reject or refuse, at their discretion, any order for the purchase of Fund shares in whole or in part.

By Mail.

You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to the Fund, c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U. S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $25,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $25,000. The Fund will not close your account if it falls below $25,000 solely because of a market decline. The Adviser and the Distributor reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence.
Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are also incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                                                       Period       Years ended
                               Years ended August 31,  ended        December 31,
                               ----------------------  August 31, --------------
                               2000       1999         1998***    1997      1996
                               ----       ----         -------    ----      ----

Net asset value, beginning
  of period                   $15.73     $13.59        $14.57    $12.79   $11.11
                              ------     ------        ------    ------   ------
Income from investment
    operations-
   Net investment income        0.08       0.02         0.06      0.09      0.14
   Net realized and
    unrealized gain
    (loss) on investments       3.72       3.04       (1.04)      2.20      2.02
                              ------     ------       ------    ------    ------
   Total from investment        3.80       3.06       (0.98)      2.29      2.16
                              ------     ------       ------    ------    ------
Less distributions-
   Distributions from net
     investment income         (0.05)     (0.07)         --     (0.08)    (0.15)
   Distributions from
     realized gains
     on investments            (0.23)     (0.85)         --     (0.43)    (0.33)
                               ------    -------      ------    ------    ------
   Total distributions         (0.28)     (0.92)         --     (0.51)    (0.48)
                               ------    -------      ------    ------    ------
Net asset value,
    end of period             $19.25      $15.73      $13.59   $14.57     $12.79
                              ======      ======      ======   ======     ======
Total Return                  24.24%      23.22%     (6.73%)   17.87%     19.57%
                              ======      ======     =======   ======    =======
Ratios/Supplemental Data

Net assets,
    end of period (000s)     $22,974    $14,190      $10,370  $10,566    $ 6,459
Ratio to average
    net assets-(A)
   Expenses (B)                1.84%      2.05%        2.08%    2.08%      2.50%
   Expense ratio-net (C)       1.84%      1.90%        1.86%    1.90%      2.00%
   Net investment income       0.34%      0.19%        0.62%    0.71%      1.29%
Portfolio turnover rate       45.85%     39.17%       30.19%   16.48%     32.97%

**    Annualized
*** The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated January 2, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Sand Hill Portfolio Manager Fund (the "Fund") dated January 2, 2001. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements and are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.




The date of this SAI is January 2, 2001

TABLE OF CONTENTS                                                       PAGE

General Information                                                     1
Additional Information about the Fund's Investments                     1
Investment Objectives                                                   1
Strategies and Risks                                                    1
Investment Programs                                                     1
   Depositary Receipts                                                  1
   Repurchase Agreements                                                2
   Debt Securities                                                      2
   U.S. Government Securities                                           2
   Zero Coupon Securities                                               2
   International Bonds                                                  3
   Mortgage and Asset-backed Securities                                 3
   Convertible Securities                                               3
   Warrants                                                             4
   Investment Companies                                                 4
   Illiquid Securities                                                  4
   When-issued Securities                                               4
   Strategic Transactions                                               5
   Options                                                              5
   Currency Transactions                                                7
   Use of Segregated and other Special Accounts                         8
   Restricted Securities                                                9
   Indexed Securities                                                   9
   Other Securities                                                     9
Investment Restrictions                                                 9
   Fundamental Policies or Restrictions                                 9
   Non-fundamental Policies or Restrictions                            10
Management of the Company                                              11
Principal Holders of Securities                                        14
Policies Concerning Personal Investment Activities                     14
Investment Adviser and Advisory Agreements                             14
Management-Related Services                                            15
   Administration                                                      15
   Custodian and Accounting Services                                   15
   Transfer Agent                                                      16
   Distributor                                                         16
   Independent Accountants                                             16
Portfolio Transactions                                                 16
Portfolio Turnover                                                     17
Capital Stock and Dividends                                            17
Additional Information About Purchases and Sales                       18
Tax Status                                                             20
Investment Performance                                                 22
Financial Information                                                  24

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize total return (consisting of realized and unrealized appreciation plus income). All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts

The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgager Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies

The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the 1940 Act. Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

Strategic Transactions

The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts

Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Other Securities

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;

(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

 (3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;

(4) Invest more than 25% of its total assets in securities of companies in the same industry;

(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;

(6)   Make loans,  except (i) loans of its portfolio  securities and (ii) it may
      enter  into   repurchase   agreements  and  purchase  debt  securities  in
      accordance with its investment objective;

(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);

(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and

(9)   Purchase or sell commodities or commodity contracts;

In applying the fundamental and non-fundamental policy concerning concentration:

(1) Except with respect to the Fund's investment restrictions concerning borrowings or senior securities, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1) invest in interests in oil, gas, or other mineral exploration or development programs;

(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and

(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1)   Purchase or sell futures contracts or options thereon;

(2)   Make short sales of securities;

(3)   Make loans of portfolio securities;

(4)   Purchase or sell real estate limited partnership interests;

(5) Purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;

(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;

(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);

(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;

(10) Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets;
(11) Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and

(12) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

NOTE: Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisers and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
-------------           ----------------    ----------------------
*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,
(55)                                        the Company's Administrator,
                                            since 1985;  President  and
                                            Director of First  Dominion
                                            Capital Corp., the Company's
                                            principal underwriter.  Director
                                            and shareholder of Fund Services,
                                            Inc., the Company's Transfer and
                                            Disbursing Agent, since 1987;
                                            shareholder of Commonwealth Fund
                                            Accounting, Inc. which provides
                                            bookkeeping services; and Chairman,
                                            Director and Treasurer of Vontobel
                                            Funds,  Inc.,  a registered
                                            investment   company  since
                                            March,  1997.  Mr. Pasco is
                                            also a  certified public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD. 20854                          Accounting Division of the
(60)                                        Potomac Electric Power Company
                                            since August, 1978;  and
                                            Director of Vontobel Funds,
                                            Inc., a registered investment
                                            company since March, 1997.  Mr.
                                            Boyd is also a certified public
                                            accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD. 20816                         Management  Consulting for
(64)                                        Professionals  since  1968;
                                            Director of Vontobel Funds,  Inc.,
                                            a registered investment company
                                            since March, 1997.  Mr. Poist is
                                            also  a  certified   public
                                            accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Drive                     Alfred J. Dickinson, Inc.
Richmond, VA 23229                          Realtors since  April, 1971; and
(53)                                        Director of Vontobel Funds, Inc.
                                            a registered investment company
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
8002 Discovery Drive                        Commonwealth Shareholder
Suite 101                                   Services,  Inc.  and  First
Richmond, VA 23229                          Dominion Capital   Corp.  since
(57)                                        1986; Secretary of Vontobel
                                            Funds, Inc., a registered
                                            investment company since
                                            March,  1997;  and  Partner in
                                            the law firm Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the
3000 Sand Hill Road     the  Company and    President of Sand Hill
Suite 150               President of the    Advisors, Inc.since August, 2000
Menlo Park, CA 94025    Sand Hill Portfolio and was the Executive Vice
(52)                    Manager Fund series President of Sand Hill Advisors,
                                            Inc. since 1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978.   Mr. Faust is also a Partner
San Francisco, CA 94104 Fixed Income Fund   in the law firm Taylor & Faust
(54)                                        since December, 1975.

*Franklin A. Trice, III Vice President of   Mr. Trice is President of Virginia
P.O. Box 8535           the Company and     Management Investment Corp.
Richmond, VA 23226-0535 President of the    since   May, 1998; and a registered
(37)                    New Market Fund     representative of First Dominion
                        series              Capital Corp, the Company's
                                            underwriter  since September, 1998.
                                            Mr.Trice  was  a  broker  with
                                            Scott &  Stringfellow  from
                                            March,  1996 to  May,  1998
                                            and  with   Craigie,   Inc.
                                            from    March,    1992   to
                                            January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisors, LLC since
24th Floor              President of the    April,  1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 610               President of        since July, 1990; and
Gaithersburg, MD 20878  GenomicsFund.com    President of xGENx, LLC
(53)                    and Newby's ULTRA   since November, 1999.
                        Fund series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory in May, 1994
Suite 200               series              In his six years with IAAC he has
Winter Park, FL 32789                       served as a Financial Adviser,
(40)                                        VP of Sales, Branch Manager,
                                            Training Manager, and currently
                                            as Senior Vice President and
                                            Managing Director of Private Client
                                            Operations for both International
                                            Assets Advisory and Global Assets
                                            Advisors.   He is responsible for
                                            overseeing its International
                                            Headquarters in Winter Park, Florida
                                            as well as its New York operation
                                            and joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services
West Hartford, CT 06197                     company, since November,
(42)                                        1998.  Prior to founding
                                            Cornerstone, Mr. Clarke
                                            worked for Lowrey Capital
                                            management from 1997 to
                                            1998.  Mr. Clarke  served
                                            for 13 years  as  the Vice
                                            President for Advancement
                                            at St. Mary's College  of
                                            Maryland.  Prior  to
                                            joining St. Mary's,  Mr.
                                            Clarke served as Press
                                            Secretary to Congressman
                                            Henry S. Reuss.

Compensation of Directors

The Company does not compensate the Directors and officers who are officers or employees of any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 2000, the Directors received the following compensation from the Company:

                Aggregate
                Compensation              Total Pension or
Name and        From the Fund             Retirement Benefits       Compensation
Position        Fiscal Year Ended         Accrued as Part           from the
Held            August 31, 1999(1)        Fund Expenses             Company(2)
---------      --------------------       -------------------       ------------
John Pasco, III,          0                    N/A                       0
Director
Samuel Boyd, Jr.,         $2,000               N/A                    $12,933
Director
William E. Poist,         $2,000               N/A                    $12,933
Director
Paul M. Dickinson,        $2,000               N/A                    $12,933
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consisted of a total of eight funds as of August 31, 2000.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

To the best knowledge of the Fund as of December 31, 2000, the following persons own of record or beneficially own 5% or more of the Fund's shares and own such amounts indicated:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Kaplan Company MPP & PSP         72,988.073             6.01%
3110 Bandera Drive
Palo Alto, CA 94304

Charles Schwab                  102,433.261             8.43%
101 Montgomery Street
San Francisco, CA 94104

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES.

The fund, Adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from October 25, 2000, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. Under the Advisory Agreement, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average net assets of the Fund; and 0.75% on average net assets of the Fund over $100 million. The Adviser has voluntarily agreed to waive all or a portion of its advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90%. The Adviser received $80,675 from the Fund for the year ended December 31, 1997 and $80,943 from the Fund for the period ended August 31, 1998. The Adviser received $126,902 and $178,818 from the Fund for the years ended August 31, 1999 and August 31, 2000, respectively. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company dated August 19, 1997 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. CSS received fees of $22,263 and $21,247 for the years ended December 31, 1997, and for the period ended August 31, 1998, respectively. For the years ended August 31, 1999 and August 31, 2000, CSS received fees of $42,731 and $35,850, respectively.

Custodian and Accounting Services

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Pursuant to an Accounting Service Agreement dated July 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. CFA received fees of $12,850 for fiscal year ended August 31, 2000, .

Prior to July 1, 2000, Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, was the Fund's Custodian and Accounting Services Agent.

Transfer Agent

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. FSI received fees of $24,190, $19,313 and $11,535 for the years ended December 31,1996 and 1997, and for the period ended August 31, 1998, respectively. FSI received fees of $21,565 and $21,551 for the years ended August 31, 1999 and August 31, 2000, respectively.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases and redemptions of Fund shares. FDCC does not receive underwriting discounts and commissions, brokerage commission or other compensation as a result of the sale of the Fund's shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.


PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Aggregate brokerage for the last three fiscal years is as listed below:

                2000          1999      1/1/98 - 8/31/98          1997
                ----          ----      ----------------          ----

                $21,319       $12,778       $7,328                $6,474

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 350,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Fund may deduct $10 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial Account Application. If you do not elect this telephone service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if the procedures are followed the Fund will not be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plan.

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a five-year period, beginning with the first tax year for which a contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax Adviser for specific advice concerning tax status and plans.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. The account must meet the minimum investment requirements (currently $1,000 for the CSI Equity Fund, the CSI Fixed Income Fund, the New Market Fund, the Third Millennium Russia Fund, the Global e Fund and the Monument EuroNet Fund; and, $5,000 for GenomicsFund.com). A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify dollar amount or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are redeeming and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

TAX STATUS

Distributions and Taxes

Distributions of net investment income: The Fund receives income generally in the form of interest and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities

The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                      6
      YIELD = 2[(a-b+1) -1]
                 ---
                 cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses accrued for the period (net of reimbursements).
      c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

  P    =  a hypothetical  initial payment $1,000 T = average annual total return
  N    =  number of years (l, 5 or 10)
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual returns for the periods indicated would be:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2000      8/31/2000      8/31/2000       8/31/2000
      -------------------------------------------------------

      24.24%         15.83%         N/A             15.31%(1)

(1)   Commencement of operations was January 2, 1995.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund
CSI Fixed Income Fund



Prospectus dated January 2, 2001







This Prospectus describes the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund" and collectively with the Equity Fund as the "Funds"). The Funds are each a separate series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The CSI Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The CSI Fixed Income Fund seeks current income by investing in debt securities.













As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY


CSI EQUITY FUND


Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Fund seeks to achieve price appreciation by
                        investing in a portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Equity Fund's focus on capital preservation.
                        The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks:        The principal risk of investing in the Equity Fund is
                        that the value of its investments are subject to market, economic and business risk that may cause the Equity
                        Fund's net asset value ("NAV") to fluctuate over time.
                        Therefore, the value of your investment in the Equity
                        Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Equity Fund's objective.

                        The Equity Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S.dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Equity Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest in the Equity  Fund if you
                        are seeking long-term capital growth and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Equity Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                        The bar chart and table below provide an indication of the risks of investing in the Equity Fund by showing past performances of the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Equity Fund's performance has varied from one year to another. The table compares the Equity Fund's average annual total returns for the periods ended December 31, 2000 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Equity
                        Fund will perform in the future.


[bar chart goes here]

CSI Equity Fund Total Return *

1998  26.10%
1999  29.45%
2000  10.52%


CSI Equity

[end bar chart]


* During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (13.58%)(quarter ending September 30, 1988).

                                 Average Annual Total Return
                          (for the periods ending December 31, 2000)
                          -----------------------------------------

                                 One        Since Inception
                                 Year       (October 15, 1997)
                                 -----      ------------------

CSI Equity Fund                  10.52%      20.13%

Lipper Global Fund Index (1)     (8.50%)      9.00%

(1) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

CSI FIXED INCOME FUND

Investment Objective:   Current income

Principal Investment
Strategies:             The Fixed Income Fund seeks to achieve its  objective by
                        investing  primarily in  obligations issued or
                        guaranteed by the United States  Government, its
                        agencies,   authorities,   and  instrumentalities
                        ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Principal Risk:         The principal risk of investing in the Fixed Income Fund
                        is that the value of its investments are subject to interest rate risk that may cause the NAV to fluctuate over time. Therefore, the value of the Fixed
                        Income Fund could decline and you could lose money.
                        There is no assurance that the investment adviser will achieve the Fixed Income Fund's objective.

                        An investment in the Fixed Income Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest  in the Fixed  Income
                        Fund if you are seeking current income and are willing
                        to accept  share  prices that may  fluctuate  over the
                        short-term.   The  Fixed   Income  Fund  will  not  be
                        appropriate if you are seeking growth of capital over the long-term.

                        The bar chart and table below provide an indication of the risks of investing in the Fixed Income Fund by showing past performances of the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Fixed Income
                        Fund's   performance  has  varied  from  one  year  to
                        another. The table compares the Fixed Income Fund's average annual total returns for the periods ended December 31, 2000 to the Lipper Intermediate Investment Grade Index. Keep in mind that past performance may not indicate how well the Fixed Income Fund will perform in the future.

[bar chart goes here]

CSI Fixed Income Fund Total Return *

1999       (3.75%)
2000       10.83%

CSI Fixed Income Fund

[end bar chart]

* During the periods shown in the bar chart, the highest return for a calendar quarter was 4.03%(quarter ending December 31, 2000) and the lowest return for a calendar quarter was (2.21%) (quarter ending March 31, 1999).

                             Average Annual Total Return
                        for the periods ending December 31, 2000
                        -----------------------------------------

                               One        Since Inception
                               Year       (January 27, 1998)
                               ----       ------------------

CSI Fixed Income Fund           10.83%          4.78%

Lipper Intermediate Investment
    Grade Index (1)             10.60%          5.64%

(1) The Lipper Intermediate Investment Grade Index is an unmanaged index. The Lipper Intermediate Investment Grade Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade issues with dollar-weighted average maturities of five to ten years. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Funds. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                         Equity Fund           Fixed Income Fund
                                         -----------           -----------------
Maximum Sales Charge (Load)
   Imposed on Purchases                  None                   None
Sales Charge (Load) Imposed on
   Reinvested Dividends                  None                   None
Redemption Fees(1)                       1.00%(2)               None
Exchange Fees(3)                         None                   None

(1) A shareholder electing to redeem shares via telephone request may be charged $10 for each such redemption request.

(2)   A 1.00% redemption fee is charged on shares held less than one year.

(3) A shareholder may be charged a $10 fee for each telephone exchange.

Annual Operating Expenses (Expenses that are deducted from the Funds' assets)

                                         Equity Fund           Fixed Income Fund
                                         ------------          -----------------
Management Fee                           1.00%                 1.00%(1)
Distribution and
   Service (12b-1) Fees                  None                  None
Other Operating Expenses                 0.44%                 0.50%
                                         -----                 -----
Total Fund Operating Expenses            1.44%                 1.50%
Fee Waiver and/or
     Expense Reimbursements              0.00%                 0.51%(1)
                                         -----                 -----
Net Expenses                             1.44%                 0.99%

(1) The management fee is 1.00%, however, the investment adviser has voluntarily agreed to hold the ratio of total operating expenses to 1.00%, for the Fixed Income Fund, through December 31, 2001 (see "Management Organization and Capital Structure").

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, as the Funds increase in size, their "Other Operating Expenses" will decline as an annual percentage rate reflecting economies of scale.

EXAMPLE

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------


Equity Fund               $247      $456       $787      $1,724

Fixed Income Fund(1)      $152      $471       $813      $1,779

(1) Should the investment adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:

                        1 Year    3 Years    5 Years   10 Years
                        ------    -------    -------   --------

                        $101      $315       $547      $1,213

OBJECTIVES AND STRATEGIES

THE EQUITY FUND

The investment objective of the Equity Fund is to achieve long-term growth of capital by investing in a diversified portfolio of equity securities. Under normal market conditions, the Equity Fund will have at least 65% of its total assets invested in common stocks or securities convertible into common stocks. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, the in investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Equity Fund's investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers.

It is more expensive for U.S. investors to trade in foreign markets than in U.S. markets. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of global mutual funds are usually higher than those of mutual funds that invest only in U.S. securities.

THE FIXED INCOME FUND

The Fixed Income Fund seeks current income by investing in debt securities.
The Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S. Under normal market conditions, at least 65% of the Fixed Income Fund's total assets will be invested in securities rated, at the time of purchase, AA or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated securities which the investment adviser believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the investment adviser. Securities rated below investment grade entail greater risk than investment grade securities. After purchase by the Fixed Income Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

The selection of debt securities for the Fixed Income Fund is dependent upon the investment adviser's evaluation of those factors influencing interest rates. The investment adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its short-term securities or debt obligations until maturity and its other securities or obligations until market conditions, in the judgment of the investment adviser, make sale advantageous to the Fixed Income Fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trades.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.

RISKS

Stock Market Risk.

The Equity Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of CSI Capital Management, Inc. (the "Adviser"), the Equity Fund's investment adviser, in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

The Adviser considers the Equity Fund's universe of recommended stock to be worldwide in scope. Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the Adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the Adviser's decision making process.

While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements. The Equity Fund has authority to invest up to 100% of its total assets in such short term instruments for temporary or defensive purposes in response to extreme or adverse market, economic or other conditions. The Adviser does not anticipate exercising this authority, but reserves the right to do so. When the Equity Fund is in a temporary defensive position, it might not achieve its investment objective.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

CSI Capital Management, Inc. located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Funds. Since the Equity Fund's inception on October 15, 1997 and the Fixed Income Fund's inception on January 27, 1998, Leland Faust has been primarily responsible for the day to day management of the Funds. The Adviser has two years experience in managing mutual funds. The Adviser has been in existence since 1978 and as of December 30, 1999 has approximately $244 million under management. Mr. Faust has been President of the Adviser since its formation.

The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Each Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of the average daily net assets. However, the Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain its total operating expenses at an annual rate not to exceed 1.00%. This voluntary arrangement continues through December 31, 2001. During the fiscal year ended August 31, 2000, the Adviser received investment advisory fees from the Equity Fund and Fixed Income Fund.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought, sold or exchanged at the NAV next determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing shares of a Fund. However, when an investor acquires shares of a Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in a Fund is $1,000 and additional investments must be in amounts of $50 or more. The Funds retain the right to refuse to accept an order.

Purchases by Mail.

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund(s) that you have selected. For subsequent purchases, include with your check(s) the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund(s). You will not have access to your shares until the records of the Fund(s) are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund(s) to receive the amount(s) you are investing in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A 1.00% redemption fee is deducted from proceeds of shares of the Equity Fund which are redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund(s) you designate in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the designated Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the designated Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To  redeem  shares by mail,  send a written  request  for  redemption  that designates the Fund(s) you have selected and is signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help to protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Funds may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Funds will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Manager, Investment Adviser and the Distributor reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares of the Fund(s) you designate. To use this service, you must authorize the transfer of funds by completing the Plan Section of the account application form and sending a blank voided check.

Exchange Privileges.

You may exchange all or a portion of your shares of a Fund for the shares of the other Fund or certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared and paid annually for the Equity Fund and monthly for the Fixed Income Fund. Each of the Funds intends to distribute annually any net capital gains.

Distributions from a Fund will automatically be reinvested in additional shares of the same Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

DISTRIBUTION ARRANGEMENTS

The Funds are offered directly through the Distributor and through third parties, such as financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, third parties who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds are included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                   Years ended August 31,           Period ended
                                   ----------------------           August 31,
                                   2000              1999            1998*
                                   ----              ----           ------------

Per Share Operating Performance
Net asset value,
  beginning of period               $13.36            $9.88             $10.00
                                   -------          --------           -------
Income from investment operations-
  Net investment income (loss)       (0.02)           (0.02)              0.02
  Net realized and unrealized
     gain (loss) on investments       5.03             3.52             (0.14)
                                   -------          -------            -------
  Total from investment
    Operations                        5.01             3.50             (0.12)
                                   -------          -------            -------
Less distributions-
   Distributions from
    net investment income              --            (0.02)                --
   Distributions from
    capital gains                      --               --                 --
                                   -------          -------             -------
   Total distributions                 --            (0.02)
--
                                   -------          -------             -------
Net asset value,
  end of period                     $18.37          $13.36               $9.88
                                   =======          =======             =======

Total Return                        37.50%          35.21%             (1.20%)


Ratios/Supplemental Data
  Net assets,
   end of period (000's)          $113,673        $52,924             $26,576
Ratio to average net assets-
   Expenses (A)                      1.44%          1.50%             1.50%**
   Expenses-net (B)                  1.44%          1.50%             1.49%**
   Net investment income           (0.14%)        (0.15%)             0.42%**
Portfolio turnover rate             22.69%         12.91%             8.16%

* Commencement of operations was October 15, 1997
** Annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998.

(B) Expense ratio - net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 1998.

FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         Years ended August 31,     Period ended
                                         ----------------------      August 31,*
                                          2000            1999           1998
                                          ----            ----       -----------

Per Share Operating Performance
Net asset value, beginning of period       $ 9.75            $10.48       $10.00
                                          -------           -------       ------
Income from investment operations-
   Net investment income                     0.43              0.39         0.22
   Net realized and unrealized gain
    (loss) on investments                    0.18            (0.51)         0.26
                                           ------            ------       ------
 Total from investment operations            0.61            (0.12)         0.48
                                           ------            ------       ------
Less distributions-
   Distributions from net investment
    income                                  (0.44)           (0.61)          --
   Distributions from capital gain             --               --           --
                                           ------            ------       ------
Total distributions                         (0.44)           (0.61)          --
                                           ------            ------       ------
Net asset value, end of period             $ 9.92            $ 9.75       $10.48
                                           ======            ======       ======
Total Return                                6.39%           (1.31%)        4.80%
                                           ======            ======       ======

Ratios/Supplemental Data
   Net assets, end of period (000's)      $64,671           $48,605      $33,900
Ratio to average net assets - (A)
   Expenses (B)                             0.99%             1.00%      1.00%**
   Expenses- net (C)                        0.99%             1.00%      1.00%**
   Net investment income                    4.43%             4.22%      4.34%**
Portfolio turnover rate                    11.52%             1.38%        0.00%


*  Commencement of operations was January 27, 1998
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the year ended August 31, 2000 and .50% for the period ended August 31, 1998.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's
SAI dated January 2, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CSI Equity Fund
                              CSI Fixed Income Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund") dated January 2, 2001. You may obtain the Prospectus of the Funds, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Funds' audited financial statements and notes thereto for the year ended August 31, 2000 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.





The date of this SAI January 2, 2001

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

General Information                                                        1
Additional Information about the Funds' Investments                        1
   Investment Objectives                                                   1
   Strategies and Risks                                                    1
   Investment Programs                                                     1
      Convertible Securities                                               1
      Warrants                                                             2
      Illiquid Securities                                                  2
      Depositary Receipts                                                  2
      U.S. Government Securities                                           2
      Municipal Securities                                                 2
      Corporate Debt Securities                                            3
      Zero-Coupon Securities                                               3
      International Bonds                                                  3
      Repurchase Agreements                                                4
      Other Investments                                                    4
   Investment Restrictions                                                 4
      Fundamental Policies or Restrictions                                 4
      Non-fundamental Policies or Restrictions                             5
Management of the Company                                                  6
Principal Holders of Securities                                            8
Policies Concerning Personal Investment Activities                         8
Investment Adviser and Advisory Agreements                                 8
Management-Related Services                                                9
  Administration                                                           9
  Custodian and Accounting Services                                        9
  Transfer Agent                                                          10
  Distributor                                                             10
  Independent Accountants                                                 10
Portfolio Transactions                                                    10
Portfolio Turnover                                                        11
Capital Stock and Dividends                                               11
Additional Information About Purchases and Sales                          12
Tax Status                                                                14
Investment Performance                                                    16
Financial Information                                                     18

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"). As used in this SAI, the Equity Fund and the Fixed Income Fund are collectively referred to as the "Funds" and individually as a "Fund". Each Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. Each Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of each Fund's investment objectives and policies. Each Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Equity Fund's investment objective is to achieve long-term growth of capital. The Fixed Income Fund's investment objective is to seek current income. All investments entail some market and other risks and there is no assurance that a Fund's investment objective will be realized. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Funds have to pay more for a convertible security than the value of the underlying common stock. The Equity Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants: The Equity Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts: The assets of the Equity Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Equity Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Equity Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S. Government Securities: The Funds may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Municipal Securities: The Fixed Income Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate  Debt  Securities:   The  Funds  may  invest  in  Corporate  debt
securities. The Fixed Income Fund will invest in securities rated AA or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which CSI Capital Management, Inc., the Funds' investment adviser (the "Adviser") believes to be of comparable quality. The Equity Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S & P; or foreign securities not subject to standard credit ratings, which in the judgment of the Adviser, will be "investment grade" issues. Securities rated as BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities: The Funds may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds: International bonds are defined as bonds issued in countries other than the United States. The Fixed Income Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fixed Income Fund will invest in investment grade instruments that will bear the rating of AA or higher by S&P or by Moody's at the time of purchase, or unrated securities which the Adviser believes to be of comparable quality. However, the Fixed Income Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality) as stated in the prospectus.

Repurchase Agreements: As a means of earning income for periods as short as overnight, the Fixed Income Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of debt securities in which the Fixed Income Fund invests. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or both of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10) Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

(14) Make loans, except that the Fixed Income Fund may enter into repurchase agreements secured by the U.S. Government or Agency securities.

(15) Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.


In applying the fundamental and policy concerning concentration:

(1) Except with respect to a Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

    (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

   (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2)   Engage in arbitrage transactions; or

(3)   Purchase or sell options.


MANAGEMENT OF THE COMPANY

Directors and Officers: The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser, any other investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
------------            ----------------    -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,("CSS")
(55)                                        the Company's Administrator,
                                            since 1985;  President and
                                            Director of First Dominion Capital
                                            Corp., ("FDCC") the Company's
                                            underwriter.  Director
                                            and shareholder  of Fund
                                            Services Inc., the Company's
                                            Transfer  and  Disbursing  Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.
                                            which provides bookkeeping
                                            services; and Chairman, Director and
                                            Treasurer of Vontobel  Funds, Inc.,
                                            a registered  investment company
                                            since March, 1997.  Mr. Pasco is
                                            also a certified public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD  20854                          Accounting Division of the Potomac
(60)                                        Electric Power Company since
                                            August, 1978; and Director of
                                            Vontobel Funds, Inc., a registered
                                            investment company since March,
                                            1997.  Mr. Boyd is also a certified
                                            public accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD 20816                          Management Consulting for
(64)                                        Professionals since 1968;  Director
                                            of Vontobel Funds, Inc., a
                                            registered investment company since
                                            March, 1997.  Mr. Poist is also a
                                            certified public accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Dr.                       Alfred J. Dickinson, Inc. Realtors
Richmond, VA 23229                          since April, 1971; and Director of
(53)                                        Vontobel Funds, Inc. a
                                            registered investment company
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
8002 Discovery Drive                        CSS and FDCC since 1986;
Suite 101                                   Secretary of Vontobel
Richmond, VA 23229                          Funds, Inc., a registered
(57)                                        investment  company since March,
                                            1997; and Partner in the law firm
                                            Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the President
3000 Sand Hill Road     the  Company and    of Sand Hill Advisors, Inc.
Suite 150               President of the    since August, 2000 and was
Menlo Park, CA 94025    Sand Hill Portfolio the Executive Vice President
(52)                    Manager Fund        of Sand Hill Advisors, Inc. since
                                            1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978.  Mr. Faust is also a Partner
San  Francisco, CA 94104 Fixed Income       in the law firm Taylor & Faust (54)
                         Fund               since September, 1975.

*Franklin A. Trice, III Vice President of   Mr.Trice is President of Virginia
P.O. Box 8535           the Company and     Management Investment Corp. since
Richmond, VA 23226-0535 President of the    May, 1998; and a registered
 (37)                   New Market Fund     representative of FDCC, the
                                            Company's underwriter since
                                            September, 1998.  Mr. Trice was
                                            a broker with Scott &
                                            Stringfellow from March,
                                            1996 to May, 1998 and with
                                            Craigie, Inc. from March, 1992
                                            to January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisers, LLC since
24th Floor              President of the    April, 1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 610               President of        since July, 1990; and
Gaithersburg, MD 20878  GenomicsFund.com    President of xGENx, LLC
(53)                    and Newby's ULTRA   since November, 1999.
                        Fund series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory in May, 1994.  In
Suite 200               series              his six years with IAAc he has
Winter Park, FL 32789                       served as a Financial Adviser, VP
(40)                                        of Sales, Branch  Manager, Training
                                            Manager, and currently as Senior
                                            Vice President and Managing Director
                                            of Private Client Operations for
                                            both International Assets Advisory
                                            and Global Assets  Advisors.  He is
                                            responsible for overseeing its
                                            International Headquarters in Winter
                                            Park, Florida as well as its New
                                            York operation and joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services
West Hartford, CT 06197                     company, since November,
(42)                                        1998.  Prior to founding
                                            Cornerstone, Mr. Clarke worked for
                                            Lowrey Capital management from 1997
                                            to 1998.  Mr. Clarke  served for
                                            13 years  as  the Vice President
                                            for Advancement  at St. Mary's
                                            College  of Maryland.  Prior  to
                                            joining St. Mary's,  Mr. Clarke
                                            served as Press  Secretary to
                                            Congressman Henry S. Reuss.

Compensation of Directors: The Company does not compensate the Directors or officers who are officers or employees of any investment advisers to a fund of the Company or any officers of the distributor of the Company. The other, or "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 2000, the Directors received the following compensation from the Company:

                Aggregate
                Compensation           Total
                From the Funds for     Pension or Retirement        Compensation
Name and        Fiscal Year Ended      Benefits Accrued as          from the
Position Held   August 31, 2000(1)     Part of Fund Expenses        Company(2)
--------------  ------------------     ---------------------        ------------
John Pasco, III,
Director                0               N/A                              0
Samuel Boyd, Jr.,
Director                $4,000          N/A                           $12,933
William E. Poist,
Director                $4,000          N/A                           $12,933
Paul M. Dickinson,
Director                $4,000          N/A                           $12,933

(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds' fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consists of a total of eight funds as of August 31, 2000.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2000 , the following persons own of record or beneficially own 5% or more of the Equity Fund's shares and own such amounts indicated:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Charles Schwab                  6,653,454.749           96.31%
101 Mongtomery Street
San Francisco, CA 94104

As of December 31, 2000 , the following persons own of record or beneficially own 5% or more of the Fixed Income Fund's shares and own such amounts indicated:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Charles Schwab                  6,544,596.150           94.75%
101 Mongtomery Street
San Francisco, CA 94104


As of December 31, 2000 the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Funds, Adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts.

The Codes of Ethics are on file and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management, Inc., 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, is the Funds' investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust, a Vice President of the Company, is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President of each Fund, and is the portfolio manager for each Fund.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements are effective for a period of two years from October 14, 1997, and may be renewed annually thereafter. The Advisory Agreements will automatically terminate in the event of their "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. Under the Advisory Agreements, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for each Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Funds' investment objectives, policies, and restrictions as set forth in their prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Funds and furnishes to the Directors such periodic or other reports as the Directors may request.

Each Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. With respect to the Fixed Income Fund, the Adviser has voluntarily agreed to waive its advisory fee or make payments to limit the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.00% of average daily net assets through December 31, 2000. During the fiscal period from October 15, 1997 (commencement of operations) to August 31, 1998, the Equity Fund paid the Adviser $142,044. During the fiscal period from January 27, 1998 (commencement of operations) to August 31, 1998, the Fixed Income Fund paid the Adviser $164,495, and the Adviser waived payment of $83,263 of the Adviser's fee. During the fiscal year ended August 31, 1999, $409,260 and $206,304 were paid to the Adviser by the Equity Fund and Fixed Income Fund, respectively. During the fiscal year ended August 31, 2000, $805,999 and $573,570 were paid to the Adviser by the Equity Fund and Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $286,785 for the Fixed Income Fund.

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to separate Administration Agreements with the Company dated October 14, 1997 (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of; 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. From October 15, 1997 (commencement of operations) to August 31, 1998, the Equity Fund paid CSS $34,549. For the period from January 27, 1998 (commencement of operations) to August 31, 1998, the Fixed Income Fund paid CSS fees of $39,366, respectively. For the fiscal year ended August 31, 1999, CSS received fees of $79,686 and $82,522 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 2000, CSS received fees of $137,623 and $105,416 from the Equity Fund and the Fixed Income Fund, respectively.

CUSTODIAN AND ACCOUNTING SERVICES

     Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Equity Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by a Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As of December 29, 2000, The Tredegar Trust Company, Riverfront Plaza, 901 E. Byrd Street, Suite 190, Richmond, Virginia 23219 acts as the custodian of the Fixed Income Fund's securities and cash.

Pursuant to an Accounting Service Agreement dated July 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Funds and its investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For the fiscal year ended August 31,
2000, CFA received fees of $19,363 and $16,352 from the Equity Fund and the Fixed Income Fund, respectively.

Prior to July 1, 2000, Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, was the Fund's Custodian and Accounting Services Agent.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Funds' shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. For the period ended August 31, 1998, FSI received $7,384 and $7,464 for its services to the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 1999, FSI received $15,857 and $15,851 for its services to the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 2000, FSI received $19,848 and $18,771 for its services to the Equity Fund and the Fixed Income Fund, respectively.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous. There are no sales charges in connection with purchases of Fund shares. FDCC does not receive underwriting discounts and commissions, brokerage commission or other compensation as a result of the sale of the Funds' shares.

INDEPENDENT ACCOUNTANTS

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for such Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause a Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                          Years ended August 31,
                         -------------------------
Fund                     1998      1999       2000
----                     ----      ----       ----

Equity Fund              $36,802   $35,527    $61,495
Fixed Income Fund        $  -0-    $  -0-     $  -0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet such Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Equity Fund, 50,000,000 to the Fixed Income Fund and 300,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

The Funds reserve the right to reject any purchase order and to suspend the offering of shares of one or both of the Funds. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

SELLING SHARES

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A one percent redemption fee is deducted from the proceeds of Equity Fund shares redeemed less than one year after purchase. The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Equity Fund. The Adviser reserves the right to waive the redemption fee for its clients.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

SMALL ACCOUNTS

Due to the relative higher cost of maintaining small accounts, the Company may deduct $10 per year from your account with a Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account.

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions.

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans.

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax Adviser for specific advice concerning tax status and plans.
Exchange  Privilege.

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions  of net investment  income.

The Funds receive income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains.

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions.

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise  tax  distribution  requirements.

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of fund shares.

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received  deduction for corporations.

Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Because the Equity Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                            6
           YIELD = 2[(a-b+ 1) -1]
                      ---
                      cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses    accrued    for   the   period   (net   of
                reimbursements).
      c    =    the average daily number of shares  outstanding during the period that were entitled to  receive dividends.
      d    =    the maximum  offering price per share on the last day
                of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

  P   =  a hypothetical  initial payment $1,000 T = average annual total return
  N   =  number  of  years  (l,  5 or 10)
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, each Fund's average annual total return for the periods or years indicated would be:

                     One Year     Five Years    Ten Years       Since
                     Period ended Period ended  Period ended    Inception to
 Fund                8/31/2000    8/31/2000     8/31/2000       8/31/2000
 ----                ---------    ---------     ---------       ---------

Equity Fund          37.50%       N/A            N/A            23.55%(1)
Fixed Income Fund    6.39%        N/A            N/A             3.75%(2)

(1)   Commencement of operations was 10/15/97.
(2)   Commencement of operations was 1/27/98.

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PROSPECTUS

THE WORLD FUNDS, INC.
The New Market Fund


Prospectus dated January 2, 2001








This Prospectus describes The New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock.















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
  Strategies:           Under normal market conditions,  the Fund will
                        invest at least 65% of its total assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk:         The principal risk of investing in the
                        Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value
                        ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund operates as a non-diversified fund.
                        As such, the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                        The bar chart and table below provide an indication of the risks of investing in the Fund by showing past performances of the Fund. Both assume that all dividends and distributions are reinvested in the Fund The bar chart shows how the Fund's performance has varied from one year to another. The table compares the Fund's average annual total returns for the periods ended December 31, 2000 to the Lipper Large Cap Value Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

The New Market Fund*

1999        (1.72%)
2000         5.61%

     Sales loads are not reflected in the bar chart above. If such loads had been included above, the calculated returns would be less than shown.

* During the period shown in the bar chart, the highest return for a calendar quarter was 7.72% (quarter ending March 31, 2000) and the lowest
     return  for  a  calendar   quarter   was (9.35%) (quarter ending
     September 30, 1999).

[end bar chart]

                                      Average Annual Total Return
                              for the periods ending December 31, 2000
                              ----------------------------------------

                                                       Since Inception
                                   One Year           (October 1, 1998)
                                   --------            -----------------

The New Market Fund                    5.61%            7.25%

Lipper Large Cap Value Index(1)        1.95%           14.84%

(1) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases              2.75%
Sales Charge (load) Imposed on Reinvested Dividends           None
Redemption Fees (1)                                           1.00%
(2)
Exchange Fees (3)                                             None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)


Management Fee                                                1.00%
Distribution and Service (12b-1) Fees(4)                      0.50%
Other Operating Expenses                                      2.19%
                                                              -----
Total Annual Fund Operating Expenses                          3.69%
Fee Waiver and/or Expense Reimbursements(5)                   1.70%
                                                              -----
Net Expenses                                                  1.99%

     (1) A shareholder electing to redeem shares by telephone may be charged $10 for each such redemption request.

     (2) A one percent (1.00%) redemption fee is charged on shares held less than one year.

     (3)  A shareholder may be charged a $10 fee for each telephone exchange.

     (4) The Company has approved a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") providing for the payment of distribution fees to the distributor for the Fund. The Fund pays a maximum distribution fee of 0.50% of average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. See "Rule 12b-1 Fees".

     (5) In the interest of limiting expenses of the Fund, Virginia Management Investment Corporation (the "Manager") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.99% until December 31, 2001 (see "Management Organization and Capital Structure").

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as the Fund increases in size, its "Other Operating Expenses" will decline as an annual percentage rate reflecting economies of scale.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions,  your costs would be:


      1 Year*         3 Years        5 Years         10 Years
      ------         -------        -------         --------

      $571           $1,220          $1,989          $4,001

* The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

Should the Manager continue this contractual agreement for the periods indicated below, your costs would be:

      3 Years        5 Years         10 Years
      -------        -------         --------

      $  882          $1,318          $2,528

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital by investing in a non-diversified portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. The Fund's portfolio will be non-diversified. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations. In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

RISKS

Stock Market Risk.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk.

The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification.

The Fund is non-diversified under Federal securities laws and, therefore, may invest a larger portion of its assets in fewer securities than a diversified fund. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

Temporary Defensive Positions.

When the Fund's investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an investment manager to manage all aspects of the investments of the Fund.

Investment Manager.

Virginia Management Investment Corporation (the "Manager"), located 7800 Rockfalls Dr, Richmond, Virginia 23225, manages the assets of the Fund. Prior to the Fund's inception, the Manager had no previous experience managing a mutual fund. The Manager is responsible for selecting all of the Fund's investments and effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Manager will attempt to obtain the best price and execution of orders.

The Fund pays the Manager a monthly management fee at an annual rate equal to 1.00% of the average daily net assets of the Fund. In the interest of limiting expenses of the Fund, the Manager has entered into a contractual expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.99% until December 31, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. For the fiscal year ended August 31, 2000, the Manager waived its fees.

The Manager will be entitled to reimbursement of fees waived or reimbursed by the Manager to the Fund. The total amount of reimbursement recoverable by the Manager(the "Reimbursement Amount") is the sum of all fees previously waived or Reimbursed by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia established in 1994 and located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond,
Virginia 23219 (the "Investment Adviser"). Stephen Goddard has been the President and principal shareholder of the Investment Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has thirteen years experience in senior portfolio management, security analysis and finance.

The Investment Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Investment Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Investment Adviser one-half of the management fee received from the Fund.

SHAREHOLDER INFORMATION

The Fund's share price, called its net asset value per share or NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more.

The public offering price is normally the share's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows. The Fund reserves the right to refuse to accept an order.

                              Sales Charge as a Percentage of
Amount of Purchase            -------------------------------   Dealer Discount
At the Public                   Offering        Net Amount      as Percentage of
Offering Price                   Price            Invested      Offering Price

$5,000 but under $100,000          2.75%           2.83%             2.25%
$100,000 but under $250,000        2.25%           2.30%             1.75%
$250,000 but under $500,000        1.50%           1.52%             1.25%
$500,000 but under $1 million      1.00%           1.01%             0.75%
$1 million or over                 0.00%           0.00%             0.00%

A front-end sales charge may not be imposed if a shareholder purchases shares of the Fund with redemption proceeds from other mutual fund complexes on which the shareholder previously paid a front-end sales charge or a contingent deferred sales charge.

Right  of  Accumulation.

Pursuant to the Right of Accumulation privilege, investors are permitted to purchase shares at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current public offering price of the purchaser's combined holdings of shares of the Fund previously purchased. To receive the Right of Accumulation, shareholders must, at the time of purchase, give the transfer agent or the Distributor sufficient information to permit confirmation of qualification for such right.

Statement  of  Intention.

A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the Statement of Additional Information (the "SAI").

Purchases by Mail.

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to The New Market Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.50% of the Fund's average daily net assets. The total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.
General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A one percent (1.00%) redemption fee is deducted from proceeds of Fund shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Fund will not close your account if it falls below $5,000 solely because of a market decline. The Manager, Investment Adviser and the Distributor reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders who wish to make regular monthly investments in amounts of $100 or more may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended       Period ended
                                           August 31, 2000   August 31, 1999*
                                           ---------------   ----------------
Per Share Operating Performance
Net asset value, beginning of period          $  11.64       $  10.00
                                              --------       --------
Income from investment operations-
   Net investment loss                           (0.03)         (0.03)
   Net realized and unrealized gain on
     investments                                  0.10           1.67
                                              --------       --------
Total from investment operations                  0.07           1.64
                                              --------       --------
Net asset value, end of period                $  11.71       $  11.64
                                              ========       ========

Total Return                                      0.60%         13.20%
Ratios/Supplemental Data
   Net assets, end of period (000's)          $  5,347       $  3,256
Ratio to average net assets (A)
   Expenses  (B)                                  1.99%          1.99%**
   Expense ratio - net (C)                        1.99%          1.99%**
   Net investment loss                           (0.34%)        (0.41%)**
Portfolio turnover rate                          32.86%          8.31%


* Commencement of operations October 1, 1998
** Annualized


(A) Management fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.70% for the for the year ended August 31, 2000 and 2.48% for period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated January 2, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,   or   by   writing   the   Commission's   Public
Reference  Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE NEW MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of The New Market Fund (the "Fund") dated January 2, 2001. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is January 2, 2001

TABLE OF CONTENTS                                                      PAGE
------------------                                                     ----

General Information
Investment  Objective
Strategies  and Risks
Investment  Programs
Other Investments
Investment  Restrictions
Management  of the  Company
Principal  Securities Holders
Policies Concerning Personal Investment  Activities
Investment  Manager,
Adviser and Agreements
Management-Related  Services
Portfolio  Transactions
Portfolio Turnover
Capital Stock and Dividends
Distribution
Plan of Distribution  ("12b-1 Plan")
Sales at Net Asset Value
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to The New Market Fund series of shares (the "Fund")of the Company. The Fund is a series of the Company that invests in a non-diversified portfolio of common stock and securities convertible into common stock.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve long-term growth of capital by investing in a non-diversified portfolio consisting primarily of equity securities which includes securities convertible into equity securities, such as, warrants, convertible bonds, debentures or convertible preferred stock.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities.

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants.

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures.

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock.

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities.

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts.

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs .

U.S. Government Securities.

The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal  Securities.

The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities.

The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Securities rated as BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Zero Coupon Securities.

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements.

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options.

The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Other Investments.

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions.

The Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As used in this SAI, a "majority of the outstanding voting securities" means the lesser of: 1) 67% of the voting securities of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or 2) more than 50% of the outstanding voting securities of the Fund. As a matter of fundamental policy, the Fund may not:

1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)   Buy or sell commodities or commodity contracts.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6)   Make loans.

7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,
(iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions.

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities.

2)    Engage in arbitrage transactions.

3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

MANAGEMENT OF THE COMPANY

Directors and Officers.

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Manager, the other investment advisors of the Company and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
-------------           ----------------    -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Ave.        and Treasurer       Director of Commonwealth Shareholder
Richmond, VA 23229                          Services, Inc., ("CSS") the
(55)                                        Company's Administrator, since
                                            1985; President and Director of
                                            First Dominion Capital  Corp.,
                                            ("FDCC") the Company's underwriter.
                                            Director and shareholder  of
                                            Fund Services Inc., the Company's
                                            Transfer and Disbursing Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.,
                                            which provides bookkeeping services;
                                            and Chairman, Director and Treasurer
                                            of Vontobel Funds, Inc.,  a
                                            registered investment company since
                                            March, 1997.  Mr. Pasco is also a
                                            certified  public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD 20854                           Accounting Division of the
(60)                                        Potomac Electric Power Company since
                                            August, 1978; and Director of
                                            Vontobel Funds, Inc., a registered
                                            investment company since March,
                                            1997.  Mr. Boyd is also a certified
                                            public accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD 20816                          Management Consulting for
(64)                                        Professionals since 1968; Director
                                            of Vontobel Funds, Inc., a
                                            registered investment company since
                                            March, 1997.  Mr. Poist is
                                            also a certified public accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Drive                     Alfred J. Dickinson, Inc. Realtors
Richmond, VA 23229                          since April, 1971; and Director
(53)                                        of Vontobel Funds, Inc. a registered
                                            investment company since March,1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
8002 Discovery Drive                        CSS and FDCC since 1986; Secretary
Suite 101                                   of Vontobel Funds, Inc., a
Richmond, VA 23229                          registered investment company since
(57)                                        March, 1997; and Partner in the law
                                            firm Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the President
3000 Sand Hill Road     the Company and     of Sand Hill Advisors, Inc.
Suite 150               President of the    since August, 2000 and was
Menlo Park, CA 94025    Sand Hill Portfolio Executive Vice President of
(52)                    Manager Fund series Sand Hill Advisors, Inc. since 1982.


*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund   Partner in the law firm Taylor &
(54)                                        Faust since September, 1975.


*Franklin A. Trice,III  Vice President of   Mr. Trice is President of
P.O. Box 8535           the Company and     Virginia Management Investment
Richmond, VA 23226-0535 President of the    Corporation since May, 1998; and
(37)                    New Market Fund     a registered representative of
                                            FDCC, the Company's underwriter
                                            since September, 1998. Mr. Trice
                                            was a broker with Scott &
                                            Stringfellow from March, 1996 to
                                            May, 1998 and with Craigie, Inc.
                                            from March, 1992 to January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisors, LLC since
24th Floor              President of the    April, 1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund         company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 610               President of        since July, 1990; and
Gaithersburg, MD 20878  GenomicsFund.com    President of xGENx, LLC
(53)                    and Newby's ULTRA   since November, 1999.
                        Fund series

*Todd A. Boren          President of the     Mr. Boren joined International
250 Park Avenue, So.    Global e Fund        Assets Advisory in May, 1994.
Suite 200               series               In his six years with IAAC, he has
Winter Park, FL 32789                        served as a Financial Adviser, VP
(40)                                         of Sales, Branch Manager, Training
                                             Manager, and currently as Senior
                                             Vice President and Managing
                                             Director  of Private  Client
                                             Operations for both International
                                             Assets Advisory and Global Assets
                                             Advisors.  He is responsible for
                                             overseeing its International
                                             Headquarters in Winter Park,
                                             Florida as well as its New York
                                             operation and joint venture.

*Brian W. Clarke        President of the     Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet     Cornerstone Partners LLC,
Suite 205               Fund series          a financial services company since
West Hartford, CT 06197                      November, 1998.  Prior to founding
(42)                                         Cornerstone, Mr. Clarke worked for
                                             Lowrey Capital management from 1997
                                             to 1998.  Mr. Clarke  served for
                                             13 years as the Vice President for
                                             Advancement at St. Mary's College
                                             of Maryland.  Prior  to joining St.
                                             Mary's,  Mr. Clarke served as Press
                                             Secretary to Congressman  Henry S.
                                             Reuss.

The Company does not compensate the Directors and officers who are officers or employees of the Manager or any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal year ended August 31, 2000, the Directors received the following compensation from the Company:


                   Aggregate Compensation                          Total
Name and           From the Fund, for     Pension or Retirement    Compensation
Position           Fiscal Year Ended      Benefits Accrued as      from the
Held               August 31, 2000(1)     Part of Fund Expenses    Company(2)
---------          ---------------------  ---------------------    -------------

John Pasco, III,          $-0-                   N/A                   $-0-
Director
Samuel Boyd, Jr.,         $2,000                 N/A                   $12,933
Director
William E. Poist,         $2,000                 N/A                   $12,933
Director
Paul M. Dickinson,        $2,000                 N/A                   $12,933
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors by the Fund for: a service on the Board of Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consists of a total of eight funds as of August 31, 2000.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Fund, as of December 31, 2000, the following persons owned of record or beneficially 5% or more of the shares of the Fund in the amounts indicated:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Suzanne Read                    34,353.863              7.37%
305 Jefferson Street
Lexington, VA 24450

As of December 31, 2000 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT MANAGER, ADVISER AND AGREEMENTS

Investment Manager.

Virginia Management Investment Corporation (the "Manager"), 7800 Rockfalls Drive, Richmond, Virginia 23225 is the Fund's investment manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is an independent, privately held corporation. Mr. Franklin A. Trice, III, Vice President of the Company and President of the Fund, is President of the Manager.

The Manager serves as investment manager pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a period of two years from September 21, 1998, and may be renewed annually thereafter. The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by:
(i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager. Under the Advisory Agreement, the Manager, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

The Fund is obligated to pay the Manager a monthly management fee at an annual rate equal to 1% of the average daily net assets of the Fund. In the interest of limiting expenses of the Fund, the Manager has entered into a contractual expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.99% of the Fund's average net assets until December 31, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, the Manager did not receive any compensation, waived fees of $19,278 and reimbursed expenses of $19,451. For the fiscal year ended August 31, 2000, the Manager did not receive any compensation, waived fees of $43,177 and reimbursed expenses of $30,623.

Pursuant to the terms of the Advisory Agreement, the Manager pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund and brokerage commissions and related costs for the sale of such securities. The services furnished by the Manager under the Advisory Agreement are not exclusive, and the Manager is free to perform similar services for others.

Investment  Adviser.

The Manager has entered into an Investment Advisory Agreement (the "Sub-Advisory Agreement") with The London Company of Virginia established in 1994 and located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond,
Virginia 23219 (the "Investment Adviser"). Stephen Goddard has been the President and principal shareholder of the Investment Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has thirteen years experience in senior portfolio management, security analysis and finance.

The Investment Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Investment Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Investment Adviser one-half of the management fee received from the Fund.

MANAGEMENT-RELATED SERVICES

Administration.

Pursuant to the Administrative Services Agreement with the Company, dated September 21, 1998 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Manager and Investment Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Fund (for the services of CSS, which include compliance with regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, CSS received $18,283 from the Fund for its services as administrator. For the year ended August 31, 2000, CSS received $15,890 from the Fund for its services as administrator.

Custodian and Accounting Services

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Pursuant to an Accounting Service Agreement dated July 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. CFA received fees of $6,850 for the fiscal year ended August 31, 2000.

Prior to July 1, 2000, Star Bank, 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, was the Fund's Custodian and Accounting Services Agent.

Transfer  Agent.

Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI. Therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions, prospectuses and SAIs to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For the period ended August 31, 1999, FSI received $10,948 from the Fund. For the year ended August 31, 2000, FSI received $13,139 from the Fund.

Distributor.

First Dominion Capital Corp. ("FDCC" or the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

The Distributor received the following compensation as a result of the sale of Fund shares:

Fiscal Year
or Period     Net Underwriting   Compensation on
Ended         Discounts and      Redemption        Brokerage     Other
August 31,    Commissions        and Repurchases   Commissions   Compensation(1)
-----------   ----------------   ---------------   -----------   ---------------

1999          $10,623            None              None          None
2000          $11,166            None              None          $6,965

(1)   Fees received pursuant to the Fund's Distribution (12b-1) Plan.

Independent Accountants.

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepare the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the  policy of the  Manager  and the  Investment  Adviser  (together  "the
Advisers"), in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisers, the Advisers arrange for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisers, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Advisers with investment recommendations, statistical, research or similar services useful to the Advisers' investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisers can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Advisers for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisers may authorize, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of investment recommendations, or statistical, research or similar services. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Manager or Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with other benefits available because of the Manager's and Investment Adviser's organizations outweigh the disadvantages that may exist from this treatment of transactions.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

The Fund paid brokerage commissions as follows:

                                 Years or periods ended August 31,
                                 ---------------------------------
                                      1999              2000
                                      ----              ----
                                     $5,803            $4,889

The Fund paid brokerage commissions to Wheat First Securities (an affiliated broker-dealer) as follows:


                                 Years or periods ended August 31,
                                 ---------------------------------
                                      1999              2000
                                      ----              ----
                                     $5,803            $4,606

One hundred percent (100%) of the Fund's aggregate brokerage commissions were paid to Wheat First Securities during the period October 1, 1998 (commencement of operations) through August 31, 1999. One hundred percent (100%) of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Wheat First Securities during fiscal year ended August 31, 1999 and 94% for fiscal year ended August 31, 2000.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisers make purchases and sales for the Fund's portfolio whenever necessary, in the Advisers' opinion, to meet the Fund's objective. The Advisers anticipate that the average annual portfolio turnover rate of the Fund will be less than 50%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 350,000,000 shares to other series of the Company. Each share of the Fund has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Fund and of the other series of the Company do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Company voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares of the Company will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder of the Fund will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gains distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

Shares of the Fund are offered for sale on a continuous basis at the net asset value per share plus the applicable sales load.

First Dominion Capital Corp. receives commissions consisting of that portion of the sales load remaining after the discounts which it allows to investment dealers. The Distributor retains 0.25% of the offering price on sales through the dealer involving the maximum sales load. The aggregate dollar amount of underwriting commissions and the amount retained by the Distributor was $11,166, and $7,269, for the fiscal year ended August 31, 2000, and the period ended August 31, 1999, respectively.

The Fund's public offering price ("POP") per share is equal to the net asset value per share next determined after receipt of a purchase order plus a sales load. The sales load is reduced on purchases involving large amounts and may be eliminated entirely in certain circumstances described below.

                                Sales Charge As Percentage Of
                                -----------------------------   Dealer Discount
Amount of Purchase at             Offering        Net Amount    as Percentage of
the Public Offering               Price           Invested      Offering Price
--------------------------------------------------------------------------------
$5,000 but under $100,000         2.75%           2.83%         2.25%
$100,000 but under $250,000       2.25%           2.30%         1.75%
$250,000 but under $500,000       1.50%           1.52%         1.25%
$500,000 but under $1 million     1.00%           1.01%         0.75%
$1 million or over                0.00%           0.00%         0.00%

There is a 1% redemption fee on shares that are held less than one year after purchase.

In addition to the sales charge listed above, up to 0.50% of the Fund's average daily net assets is paid annually to qualified dealers for providing certain services (including services to retirement plans) pursuant to the Fund's Plan of Distribution.

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price.

A hypothetical illustration of the computation of the offering price per shares, using the value of the Fund's net assets and the number of outstanding shares at the close of business on August 31, 2000 and the maximum front-end sales load of 2.75%, is as follows:

                                                 Fund

                Net Assets                    $5,346,975
                Outstanding Shares               456,593
                Net Asset Value Per Share     $    11.71
                Sales Load (2.75% of the
                     Offering price)          $     0.33
                Offering Price to Public      $    12.04

Statement of Intention.

The reduced sales charges and public offering price set forth above and in the prospectus apply to purchases of $250,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention ("Statement") in the form provided by the Distributor and signed by the purchaser. The Statement is not a binding obligation of the purchaser to purchase the indicated amount. Shares equal to 1.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference and any remaining amount of the sales charge not paid by the escrowed shares will remain due and payable to the Distributor.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan are incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.50% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the year ended August 31, 2000, $21,588 of allowable distribution expenses were incurred, of which $14,623 were waived.

SALES AT NET ASSET VALUE

The front end sales charge is waived for purchases by the following types of investors: any financial institution or investment adviser regulated by Federal or state governmental authority when the institution or investment adviser is purchasing shares for its own account or for an account for which the institution or investment adviser is authorized to make investment decisions (i.e., a discretionary account); Directors, Officers and employees of the Company, the Manager, the Investment Adviser, the Distributor, including members of the Distributor's, the Investment Adviser's, and the Manager immediate families and their retirement accounts or plans); Directors, Officers and employees of the Fund's service providers; customers, clients or accounts of the Manager, the Investment Adviser, or other investment advisers or financial planners who charge a fee for their services, provided that shares purchased are held in the omnibus account of the broker or agent placing the order; retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus account of the broker or agent placing the order; and Eligible Benefit Plans (see "Eligible Benefit Plans" on page_______.

The front end sales charge is also waived for any registered representatives, employees, or principals of securities dealers (including members of their immediate families) having a sales agreement with the Distributor.

The front end sales charge may also be waived for purchases made with the redemption proceeds from other mutual fund companies on which you have previously paid a front end sales charge or contingent deferred sales charge.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Directors reserve the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Purchasing  Shares.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company, the Manager or the Investment Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However,   if  the  Investment  Adviser  believes  that  attractive   investment
opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Eligible Benefit Plans.

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or (2) such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares.

You may redeem shares of the Fund at any time and in any amount. The Company's procedure is to redeem shares at the NAV per share next determined after the Transfer Agent receives the redemption request in proper order. A one percent (1%) redemption fee is deducted from proceeds of Fund shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. The Advisers reserve the right to waive the redemption fee for their clients.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Company will not close your account if it falls below $5,000 solely because of a market decline.

Special Shareholder Services.

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services.

Regular  Account.

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone  Transactions.

You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan.

Any shareholder may utilize this feature which allows shareholders to make automatic monthly investments into their Fund account. Upon your request, FSI will withdraw a fixed amount each month from a shareholder's checking or savings account and apply that amount to the purchase of additional shares of the Fund. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying FSI at (800) 628-4077.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5-year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege.

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the series the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES.

Distributions of net investment income.

The Fund receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions  of capital gains.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of  distributions.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements.

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S.  Government  Obligations.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations.

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield  Information.

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b +1)-1]
                      ---
                       cd

where:

a   =   dividends and interest  earned during the period.
b   =   expenses  accrued for the period  (net of  reimbursements).
c   =   the  average  daily  number of shares outstanding during the period that were entitled to receive  dividends.
d   =   the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance.

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                 n
           P(1+T)= ERV

where:

P     =  a hypothetical initial payment of $1,000
T     =  average annual total return
n     =  number of years (1,5 or 10)
ERV   =  ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the average annual total returns for the Fund for the years or periods ended August 31, 2000 are as follows:

           One Year            Since
           Period Ended        Inception to
           8/31/2000           8/31/2000
           ------------        ------------

           (2.16%)             7.00%(1)

(1)   Commencement of operations was October 1, 1998.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements

To help  investors  better  evaluate  how an  investment  in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)  Mutual Fund Source Book and other material, published by Morningstar,  Inc.
     - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2000 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PROSPECTUS
THE WORLD FUNDS, INC.
Third Millennium Russia Fund


Prospectus dated January 2, 2001














This Prospectus describes the Third Millennium Russia Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.




























As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY


Investment Objective:   Capital appreciation.

Principal Investment
Strategies:             The Fund will seek to achieve its investment objective
                        by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risks:        The principal risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the net asset value
                        ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        Investments in Russian companies involve significant risk not typically associated with investing in U.S. securities and should be considered highly speculative. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by: less developed and effective systems for custody and transfer of securities, changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        The Fund operates as a non-diversified fund. As such, the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund. The
                        Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                        The bar chart and table below provide an indication of the risks of investing in the Fund by showing past performance of the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares the Fund's average annual total returns for the periods ended December 31, 2000 to the Moscow Times Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

             Third Millennium Russia Fund Total Return*

1999            150.68%
2000           (29.38%)

* During the period shown in the bar chart, the highest return for a calendar quarter was 100.72% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (34.94%) (quarter ending September 30, 1999).

[end bar chart]

                                         Average Annual Total Returns
                                    for the periods ended December 31, 2000
                                    ---------------------------------------

                                                               Since Inception
                                       One Year                (October 1, 1998)
                                       ---------                ----------------
Third Millennium Russia Fund           (29.38%)                 24.15%

Moscow Times Index (1)                  (9.97%)                 98.18%

(1) The Moscow Times Index is an unmanaged index of the 50 most liquid and most highly capitalized Russian stocks. The index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration. The Moscow Times Index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs  are  an   important   consideration   in  choosing  a  mutual  fund.
Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling of the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)


Maximum Sales Charge (load) Imposed on Purchases                       None
Sales Charge (load) Imposed on Reinvested Dividends                    None
Redemption Fees(1)                                                     2.00%(2)
Exchange Fees(3)                                                       None

Annual Operating Expenses (Expenses that are deducted from the Fund's assets)

Management Fee                                                         1.75%
Distribution and Service (12b-1) Fees(4)                               0.25%
Other Operating Expenses                                               6.85%
                                                                       -----
Total Annual Fund Operating Expenses                                   8.85%
Fee Waiver and/or Expense Reimbursements (5)                           6.10%
                                                                       -----
Net Expenses                                                           2.75%

(1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

(2)  A 2% redemption fee is charged on shares held less than 360 days.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.

(4) The Company has approved a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") providing for the payment of distribution fees to the distributor for the Fund. The Fund pays a maximum distribution fee of 0.25% of average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. See "Rule 12b-1 Fees".

(5) In the interest of limiting expenses of the Fund, Third Millennium Investment Advisers LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 2.75% until December 31, 2001 (see "Management Organization and Capital Structure" on page ____).

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, as the Fund increases in size, its "Other Operating Expenses" will decline as an annual percentage rate reflecting economies of scale and its management fee rate is reduced in three steps as certain asset levels are reached.

EXAMPLE

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

      1 Year *       3 Years           5 Years             10 Years
      ----------     -----------       -----------         ------------

      $478           $2,019            $3,628               $7,140

     * The cost shown for the first year reflect the cap imposed by the expense limitation agreement.

Should the Adviser continue this contractual agreement for the periods shown below, your costs would be:


      3 Years        5 Years            10 Years
      -------        -------            --------

      $853           $1,454             $3,080

OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in Russia. Russia refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union. In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

As used in this Prospectus, the term "Russian Company" means a legal entity (1) that is organized under the laws of, or with a principal office in, Russia, (2) for which the principal equity securities trading market is in Russia, (3) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia , or (4) that has at least 50% of its assets situated in Russia. Under current conditions, the Adviser expects to maintain at least 20% of the Fund in cash and liquid investments to maintain a degree of liquidity and provide more stability. As the Russian equity markets develop and grow, the Adviser may elect greater equity exposure.

The Fund invests its assets over a broad economic spectrum of Russian Companies, including issuers from the following sectors: oil and gas, energy generation and distribution, communications, mineral extraction, trade (including retail trade and distribution) financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund does not concentrate its investments in any industry and therefore it does not invest more than 25% of its assets in any one industry.

The Fund is non-diversified under Federal securities laws and, therefore, may invest a larger portion of its assets in fewer securities than a diversified fund. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

The Adviser's approach to selecting investments emphasizes fundamental company-by-company analysis in conjunction with broader analysis of specific sectors. When relevant, however, the Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. The primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Adviser believes are comparable. The Adviser, in selecting investments, will also consider macroeconomic factors such as inflation, GDP growth in Russia, government spending and the government's support of particular industries.

The Fund's investments will include investments in companies which, while falling within the definition of Russian Companies, as stated above, have characteristics and business relationships common to companies in a country or countries other than Russia. As a result, the value of the securities of such companies may reflect economic market forces applicable to other countries, as well as to Russia. For example, the Fund may invest in companies organized and located in countries other than Russia, including companies having their entire production facilities outside of Russia, when securities of such companies meet one or more elements of the Fund's definition of Russian Company.

RISKS

Investing  in  Russian   Companies   involves   significant  risks  and  special
considerations not typically associated with investing in the United States securities, and should be considered highly speculative, including:

* Greater social, economic and political uncertainty in general (including risk of regional war).

* Delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody.

* Risks in connection with the maintenance of Fund portfolio securities and cash with Russian licensed sub-custodians and securities depositories.

* The risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment.

*    The negative effects of public corruption and crime.

* Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets and traded securities.

*    Adverse currency exchange rates and dearth of currency hedging instruments.

* Return of period of high rate of inflation (and any attendant social unrest).

* The risk that, by investing significantly in a limited number of industry sectors, the Fund may be more affected by any single economic, political or regulatory development relating to a specific sector.

* Controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitations on repatriation of invested capital, profits and dividends, and the Fund's ability to exchange rubles for other currencies.

* The risk that the Government of Russia may decide not to continue to support the economic reform programs implemented to date and to follow instead radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally planned economy that previously existed.

* The financial condition of Russian Companies, including large amounts of inter-company debt, the lack of transparency and/or proper financial reporting based on international accounting standards and the fact that Russian Companies may be smaller, less seasoned and experienced in financial reporting and in modern management in general.

* The difference in, or lack of, auditing and financial reporting standards in general, which may result in the unavailability of material information about issuers.

*    The risk that dividends may be withheld at the source.

* Russia's dependency on export earnings and the corresponding importance of international trade and prospect of declining currency earnings and reserves and devaluation pressure on the ruble's exchange rate.

* The risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation.

* The fact that statistical information may be inaccurate or not comparable to statistical information regarding the U.S. or other economies.

* Less extensive regulation of the securities markets than is the case in other countries.

* The risks associated with the difficulties that may occur in pricing the Fund's portfolio securities.

* Possible difficulty in identifying a purchaser of the Fund's securities due to the undeveloped nature of the securities markets.

* The risk of lawsuits or government intervention arising from restrictive regulations and practices with respect to foreign investment in particular industries.

* The risk of nationalization or expropriation of assets or confiscatory taxation, which may involve total loss of investments.

Stock Market Risk.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends of the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification.

The Fund is non-diversified under the 1940 Act. Under the 1940 Act, the Fund may invest its assets in the securities of a smaller number of investments. In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries.
Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Depositary  Receipts.

The Fund may invest indirectly in securities through sponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation.
Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Temporary  Defensive Positions.

During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and invest without limit in short-term (less than twelve months to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities;
(b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S or Russian companies. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Adviser. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's total assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's total assets.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment Adviser.

Third Millennium Investment Advisors LLC (the "Adviser"), 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated December 21, 1999. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders. Prior to the Fund's inception, the Adviser had no previous experience managing a mutual fund.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and recordkeeping services, custodian and transfer agency fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average net assets of the Fund; 1.50% on average net assets of the Fund in excess of $125 million and not more than $250 million; and 1.25% on average net assets of the Fund over $250 million. For the fiscal year ended August 31, 2000, the Adviser waived fees of $39,287 and reimbursed expenses in the amount of $89,684.

In the interest of limiting the expense ratio of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses for the Fund is limited to 2.75% until December 31, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

The Fund's portfolio managers , since the inception of the Fund on October 1, 1998, are John T. Connor, Jr. and Alexei Moskvin. John T. Connor, Jr. is Chairman of the Adviser, Vice President of the Company and a portfolio manager of the Fund. Since 1993, Mr. Connor has been Chairman of ROSGAL, a Russian financial company licensed by the Ministry of Finance of the Russian Federation, and of its affiliate, Rosgal Insurance, an insurance company separately licensed by the Ministry of Finance. Both companies have their principal business offices on the same premises in Moscow, Russia. A Phi Beta Kappa, highest honors graduate of Williams College, and a graduate of Harvard Law School, Mr. Connor previously chaired the pension committee of a NYSE-listed company and authored the lead article in an American Bar Association journal on "Russia's Securities Markets" (Fall 1996). Alexei Moskvin, ROSGAL's Director of Equity Investment since 1993 and a portfolio manager of the Fund. Mr. Moskvin received a PhD in 1985 from Novosibirsk State University and holds a Financial Broker and Money Manager Certificate granted by the Ministry of Finance of the Russian Federation. In addition, the Adviser may retain the services of other full-time professionals in portfolio management. The portfolio managers operate under the supervision of the Investment Committee, which is comprised of the two portfolio managers and Mr. Melcher.

The Adviser also retains a consultant. The consultant is the former U.S. Ambassador to the Soviet Union, Jack F. Matlock, Jr. The consultant will be responsible for providing the portfolio managers with periodic updates on political and macroeconomic conditions and trends in Russia and their potential implications for the overall investment climate in Russia. These updates will enhance the Adviser's ability to oversee and invest the assets of the Fund. Ambassador Matlock is currently the George F. Kennan Professor at the Institute for Advanced Study in Princeton, New Jersey. Ambassador in Moscow for four years under Presidents Reagan and Bush, he earlier served in the Reagan White House as Special Assistant to the President for National Security Affairs and served three previous tours of duty in Moscow for a total of eleven years duty in the Soviet Union. His book, Autopsy on an Empire, was published by Random House in 1995 and he has written extensively on Russia's modern history and politics. He is a summa cum laude graduate of Duke University.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Investors can purchase Fund shares either directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc.

Share Transactions.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting the Fund, a broker or dealer authorized by the Distributor to sell shares of the Fund or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent (the "Transfer Agent"), at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. There are no sales charges in connection with purchasing shares of the Fund. However, a broker or dealer may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with them.

Minimum  Investments.

The minimum initial investment in the Fund is $1,000 and additional investments must be in amounts of $100 or more. The Fund reserves the right to reject or refuse, at their discretion, any order for the purchase of Fund shares in whole or in part.

By Mail.

You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to the Third Millennium Russia Fund, c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%)redemption fee is deducted from proceeds of Fund shares redeemed less than three hundred sixty (360) days after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U. S. Securities and Exchange
Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Adviser and the Distributor reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the account application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence.
Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                                           Year ended       Period ended
                                         August 31, 2000   August 31, 1999*
                                         ---------------   ----------------
Per Share Operating Performance
Net asset value, beginning of period         $14.17           $10.00
                                             ------           ------
Income from investment operations-
   Net investment loss                        (0.40)
(0.16)
   Net realized and unrealized gain           12.93             4.33
                                              ------          ------
   Total from investment operations           12.53             4.17
                                             ------           ------
Less distributions-
   Distributions from net investment             --               --
   Distributions from realized gains          (0.33)              --
                                             ------           ------
   Total distributions                        (0.33)              --
                                             ------           ------
Net asset value, end of period               $26.37           $14.17
                                             ======           ======
Total Return                                  90.33%          41.70%
                                             ======           ======
Ratios/Supplemental Data
   Net assets, end of period (000's)         $2,871           $1,313
Ratio of expenses to average net assets
Ratio to average net assets (A)
   Expenses  (B)                               3.10%         2.75%**
   Expense ratio - net (C)                     2.75%         2.75%**
   Net investment loss                        (1.96%)      (2.08%)**
Portfolio turnover rate                       68.88%          14.43%

*    Commencement of operations was October 1, 1998
**   Annualized

(A) Management fee waiver reduced the expense ratio and increased net investment income ratio by 5.75% for the year ended August 31, 2000 and 13.18% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more  information  about the Fund,  you may wish to refer to the Fund's
SAI dated January 2, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,   or   by   writing   the   Commission's   Public
Reference  Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                          THIRD MILLENNIUM RUSSIA FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Third Millennium Russia Fund (the "Fund") dated January 2, 2001. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525



The date of this SAI is January 2, 2001

TABLE OF CONTENTS                                                      PAGE
-----------------                                                      ----

General Information
Investment Objective
Strategies and Risks
Investment Programs
Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Policies  Concerning  Personal  Investment  Activities
Investment  Adviser  and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio Turnover
Capital Stock and Dividends
Additional  Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Third Millennium Russia Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company that invests in a non-diversified portfolio of securities and other assets.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 65% of its total assets in securities of companies located in Russia or securities of a "Russian Company" as that term is defined in the Prospectus.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible   Securities.

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Warrants.

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures.

Debentures are a general debt obligation backed only by the integrity of the borrower and documented by an agreement called an Indenture. An unsecured bond is a debenture.

Preferred Stock.

Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities.

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt  Securities.

The Fund may invest in debt securities. It generally will invest in securities rated Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Group ("S&P") or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Under normal circumstances, the Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro." International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, and bank or holding company debt securities.

Strategic  Transactions.

The investment adviser does not, as a general rule, intend to regularly enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, since financial derivatives in Russian markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to minimize currency and market risk. Second, the Fund is intended for investors with a long-term investment horizon and it is the investment adviser's hope that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the investment adviser may, from time-to-time as circumstances dictate, engage in strategic transactions as described below.

Currency  Transactions.

Currency risk is assessed separately from equity analysis. To balance undesirable currency risk the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market.
However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts and other currency transactions in order to provide protection against changes in foreign exchange rates, as further described below. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies.

If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

The Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations. When the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the investment adviser anticipates will move along with the hedged currency.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the investment adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may actually realize losses.

The Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of Directors to avoid speculative use of such techniques.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts, exchange-listed currency futures, exchange-listed and over-the-counter ("OTC") options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a specified price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross  Hedging.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy  Hedging.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser concludes that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the investment adviser believes that the value of yen will decline against the U.S. dollar, the investment adviser may enter into a contract to sell Euros and buy U.S. dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are subject to certain risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special  Accounts.

Many strategic transactions and currency transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent the Fund's obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund on foreign currencies will require the Fund to hold the currencies subject to the call or to segregate cash or liquid high grade securities sufficient to purchase and deliver the currencies if the call is exercised. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

Strategic transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and strategic transactions. For example, if the Fund held a forward contract, instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other strategic transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Russian Government T-Bills ("GKOs").

To the extent that the Fund's assets are not invested in Russian equity securities, and to provide liquidity, the Fund's assets may be invested in: (i) debt securities issued by Russian companies or issued or guaranteed by the Russian Government (such as its T-Bills or so-called "GKOs") or a Russian governmental entity, as well as debt securities of governmental issuers outside Russia; (ii) equity securities of issuers outside Russia which the Adviser believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States ("CIS"); and (iii) short-term debt securities of the type described under Other Principal Risks-Temporary Investments in the Fund's Prospectus. The Fund may invest in debt securities that the investment adviser believes, based upon factors such as relative interest rate levels and foreign exchange rates, offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. Under present economic and political conditions in Russia, the Fund does not intend to invest in GKOs.

Initial Public Offerings.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Other Investments.

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided that such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions.

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in this Prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1. As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2. Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3. Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4. Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the Prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

5. Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6. Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7. Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9. Invest in interests in oil, gas, or other mineral explorations or development programs.

10.  Issue senior securities.

11. Participate on a joint or a joint and several basis in any securities trading account.

12. Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13.  Invest in companies for the purpose of exercising control.

14. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15.  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

(1) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions.

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.   Invest more than 15% of its net assets in illiquid securities.

Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

MANAGEMENT OF THE COMPANY

Directors and Officers.

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Director who is considered " an interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).


Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
--------------------------------------------------------------------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,
(55)                                        ("CSS") the Company's Administrator,
                                            since 1985; President and Director
                                            of First Dominion Capital Corp.,
                                            ("FDCC") the Company's underwriter.
                                            Director and shareholder of Fund
                                            Services Inc., the Company's
                                            Transfer and  Disbursing Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.,
                                            which provides bookkeeping services;
                                            and Chairman, Director and Treasurer
                                            of Vontobel Funds, Inc., a
                                            registered investment  company
                                            since March, 1997.  Mr. Pasco is
                                            also a certified public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD 20854                           Accounting Division of the
(60)                                        Potomac Electric Power Company
                                            since August, 1978; and Director of
                                            Vontobel Funds,  Inc., a registered
                                            investment company since March,
                                            1997. Mr. Boyd is also a certified
                                            public accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm
Bethesda, MD 20816                          Management Consulting for
(64)                                        Professionals since 1968; Director
                                            of Vontobel Funds, Inc., a
                                            registered investment company since
                                            March, 1997.  Mr. Poist is also a
                                            certified public accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Drive                     Alfred J. Dickinson, Inc. Realtors
Richmond, VA 23229                          since April, 1971; and Director of
(53)                                        Vontobel Funds, Inc. a registered
                                            investment company since March,
                                            1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of CSS and
8002 Discovery Drive                        FDCC since 1986; Secretary of
Suite 101                                   Vontobel Funds, Inc., a registered
Richmond, VA 23229                          investment company since March,
(57)                                        1997; and Partner in the law firm
                                            Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the President
3000 Sand Hill Road     the Company and     of Sand Hill Advisors, Inc.
Suite 150               President of the    since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio Executive  Vice President
(52)                    Manager Fund series of Sand Hill Advisors, Inc. since
                                            1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund   Partner in the law firm Taylor &
(54)                                        Faust since September, 1975.

*Franklin A.Trice,III   Vice President of   Mr. Trice is President of
P.O. Box 8535           the Company and     Virginia Management Investment
Richmond, VA 23226-0535 President of the    Corp. since May, 1998; and a
(37)                    New Market Fund     registered representative of
                        series              FDCC, the Company's underwriter
                                            since September, 1998.  Mr. Trice
                                            was a broker with Scott &
                                            Stringfellow from March, 1996 to
                                            May, 1998 and with Craigie, Inc.
                                            from March, 1992 to January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisors, LLC since
24th Floor              President of the    April, 1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 610               President of        since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com    of xGENx, LLC since November, 1999.
(54)                    and Newby's ULTRA
                        Fund series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory in May, 1994.
Suite 200               series              In his six years with IAAC, he has
Winter Park, FL 32789                       served as a Financial Adviser, VP
(41)                                        of Sales, Branch Manager,  Training
                                            Manager, and currently as Senior
                                            Vice President and Managing Director
                                            of Private Client Operations for
                                            both International Assets Advisory
                                            and Global Assets Advisors.  He  is
                                            responsible for overseeing its
                                            International Headquarters in Winter
                                            Park, Florida as well as its New
                                            York operation and  joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services company since
West Hartford, CT 06197                     November, 1998.  Prior to founding
(42)                                        Cornerstone, Mr. Clarke worked for
                                            Lowrey Capital management from 1997
                                            to  1998.  Mr. Clarke served for
                                            13 years as the Vice President
                                            for Advancement at St. Mary's
                                            College of Maryland.  Prior  to
                                            joining St. Mary's, Mr. Clarke
                                            served as Press Secretary to
                                            Congressman Henry S. Reuss.

The Company does not compensate the Directors and officers who are officers or employees of any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal year ended August 31, 2000, the Directors received the following compensation from the Company:


                  Aggregate Compensation                           Total
Name and          From the Fund for        Pension or Retirement   Compensation
Position          Fiscal Year Ended        Benefits Accrued as     from the
Held              August 31, 2000(1)       Part of Fund Expenses   Company(2)
--------          ----------------------   ---------------------   -------------


John Pasco,III,         $-0-                      N/A                  $-0-
Director
Samuel Boyd, Jr.,       $2,400                    N/A                  $12,933
Director
William E. Poist,       $2,400                    N/A                  $12,933
Director
Paul M. Dickinson,      $2,400                    N/A                  $12,933
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year ended August 31, 2000. The Company consists of a total of eight funds as of August 31, 2000.

PRINCIPAL SECURITIES HOLDERS

As of December 31, 2000 the following persons owned of record or beneficially shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        -------------------

Donaldson, Lufkin and Jenrette  47,326.499              37.45%
FBO DLJP #36N001015
P. O. Box 2052
Jersey City, NJ 07303-9998

Donaldson, Lufkin and Jenrette   7,609.210               6.02%
FBO DLJP #36N001502
P. O. Box 2052
Jersey City, NJ 07303-9998

Barry Hershey                   12,459.815               9.86%
381 Garfield Road
Concord, MA 01742

John Connor                      9,980.983               7.90%
1185 Avenue of the Americas
New York, NY 10036

Charles Schwab                  13,748.915              10.88%
101 Montgomery Street
San Francisco, CA 94104

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Third Millennium  Investment  Advisors LLC (the "Adviser"),  1185 Avenue of
the Americas, New York, New York 10036, manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-held corporation. Mr. John T. Connor, Jr., Vice President of the Company and President of the Fund, is President of the Adviser. The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated December 21, 1999. The Advisory Agreement is effective for a period of two years from December 21, 1999, and may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Fund and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and, 1.25% on average daily net assets of the Fund over $250 million. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, the Adviser did not receive any compensation, waived fees of $12,305 and reimbursed expenses of $81,553. For the fiscal year ended August 31, 2000, the Adviser did not receive any compensation, waived fees of $39,287 and reimbursed expenses of $89,684.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses, until December 31, 2001, so that the ratio of total annual operating expenses of the Fund is limited 2.75%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration.

Pursuant to an Administrative Services Agreement with the Company dated September 21, 1998 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

As provided in the Administrative Agreement, the Fund reimbursed CSS $18,899 and $18,584 for the fiscal year ended August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31 1999, respectively.

Custodian and Accounting Services.

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated August 19, 1997, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Directors.

As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent.

Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

As provided in the Transfer Agent Agreement, the Fund reimbursed FSI $10,222 and $5,541 for the year ended August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31 1999, respectively.

Distributor.

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement dated August 19, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is it President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

FDCC  does  not  receive  underwriting  discounts  and  commissions,   brokerage
commissions or other compensation as a result of the sale of the Fund's shares.

Independent Accountants.

The Company's independent auditors, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid broker commissions of $2,087 and $2,565 for the fiscal year ended August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31, 1999, respectively.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund and 350,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchanges rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. The Distributor waived fees of $5,612 for the fiscal year ended August 31, 2000.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Directors reserve the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Eligible Benefit Plans.

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares.

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order. A two percent (2%) redemption fee is deducted from proceeds of Fund shares redeemed less than three hundred sixty (360) days after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the U. S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Adviser and the Distributor reserve the right to waive this fee for their clients.

Special Shareholder Services.

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account.

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions.

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan.

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying FSI. To receive more information, please call the offices of the Company at (800) 527-9525 or FSI at (800) 628-4077. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans.

Known as SEP-IRA's  (Simplified Employee  Pension-IRA),  they free the corporate
employer  of  many  of  the  recordkeeping   requirements  of  establishing  and
maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions.

By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege.

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income.

The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains.

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions.

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund.

These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of  distributions.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements.

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information.

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1)-1]
                ----
                 cd
where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance.

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                   n
              P(1+T) = ERV

where:

P     =  a hypothetical initial payment of $1,000
T     =  average annual total return
n     =  number of years (1,5 or 10)
ERV   =  ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the Prospectus on the reinvestment dates during the period.

Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual total returns for the periods ended august 31, 2000 are as follows:

           One Year       Five Years      Ten Years      Since
           Period Ended   Period Ended    Period Ended   Inception to
           8/31/2000      8/31/2000       8/31/2000      8/31/2000
           --------------------------------------------------------

           90.33%         N/A             N/A            67.63%(1)

(1)   Commencement of operations was October 1, 1998.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

GenomicsFund.com
  a series of
THE WORLD FUNDS, INC.



PROSPECTUS




Prospectus dated January 2, 2001


This Prospectus describes GenomicsFund.com (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.














As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   Capital appreciation

Principal Investment
 Strategies:            The  Fund   will   seek  to   achieve   its
                        investment  objective  by  investing  in  a
                        non-diversified     portfolio    consisting
                        primarily   of   equity    securities    of
                        companies principally engaged in genomics or genomic-related businesses.

                        Under normal market conditions, the Fund will invest at least 75% of its assets in securities of companies principally engaged in genomics or genomic-related businesses.

                        Genomics is a broad term referring to the study of genes. A company is considered principally engaged in genomic or genomic-related business if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics, provides goods or services to genomics or genomics-related businesses.

                        Genomics-related activities in which the Fund will invest include biological technologies, bioinformation technologies, gene mapping and sequencing technologies, and gene delivery technologies (collectively, "technology sectors").

Principal Risks:        The  principal  risk  of  investing  in the
                        Fund is that the  value of its  investments
                        are   subject  to  market,   economic   and
                        business   risk  that  may  cause  the  Net
                        Asset   Value ("NAV")  per   share       to
                        fluctuate over time.  Therefore,  the value
                        of  your   investment  in  the  Fund  could
                        decline and you could lose money.  There  is
                        no  assurance  that the investment   adviser
                        will   achieve   the       Fund's objective.

                        The Fund operates as a non-diversified fund. As such the Fund may invest a larger portion of its assets in fewer securities. This may cause the price movements in the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
  Information:          This Fund has not yet completed one full calendar year
                        of operations. Accordingly, no performance information is being presented.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases                       None
Sales Charge (load) Imposed on Reinvested Dividends                    None
Redemption Fees (1)                                                    2.00% (2)
Exchange Fees (3)                                                      None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

Management Fee                                                         1.00%
Distribution (12b-1) and Service Fees (4)                              0.25%
Other Operating Expenses(5)(6)                                         0.60%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.85%

     (1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

     (2) A two percent (2.00%) redemption fee is charged on shares held less than one year and retained by the Fund to defray markets effects, taxes, and expenses created by short-term investments in the Fund.

     (3)  A shareholder may be charged a $10 fee for each telephone exchange.

     (4) The Company has approved a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") providing for the payment of distribution fees to the distributor for the Fund ("12b-1 Plan"). The Fund pays a maximum distribution fee of 0.25% of average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. See "Rule 12b-1 Fees".

     (5) Other Operating Expenses are based on estimated amounts for the current fiscal year.

     (6) In the interest of limiting expenses of the Fund, the xGENx LLC (the "Investment Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Investment Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 1.90%.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                1 Year         3 Years
                -------        -------

                $388           $582

OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to achieve capital appreciation. The Fund seeks to achieve this objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stock, or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the Fund will invest at least 75% of its total assets in securities of companies principally engaged in genomics or genomic-related businesses.

The human body contains 75 trillion cells and each cell nucleus contains 46 chromosomes. Each chromosome is a twisted strand of DNA which can measure up to nine feet in length, but is only about 20 atoms across. Genes are segments of DNA and contain the instructions to make proteins, the building blocks of life. The Human Genome Project was begun by the Federal government in 1986 to identify all genes, their location on the chromosome (mapping), their chemical composition (sequencing), and their function. Some people believe identifying the entire human genome may be the greatest challenge ever undertaken by man. In the past few years, private companies have joined with the government and universities in the search to unravel the basic genomic code. These efforts have accelerated the discovery process and experts predict the entire human genome sequence may be identified as early as 2001.

When selecting investments for the Fund, the Investment Adviser will seek to identify companies that it believes are likely to benefit from new or innovative genomics products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental. The Investment Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer capital appreciation, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit losses.

RISKS

Sector Risk.

The Fund invests primarily in companies engaged in genomics and genomics-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation, inconsistent regulation in different countries or markets, and relatively high risks of obsolescence caused by scientific and technological advances. Technology sectors historically have been volatile, and securities of companies in these sectors may be subject to abrupt or erratic price movements. For such reasons, the Fund may experience greater volatility than funds with portfolio investments which are not subject to these types of risks.

The economic prospects of genomics companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of services and research is funded or subsidized by the government, so changes in government policy at the federal or state level may affect the demand for these products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new products may be introduced. The Investment Adviser will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies.

The Fund will seek to identify securities of companies conducting these activities. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis, and the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies where the companies conduct their businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

Stock Market Risk.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Investment Adviser in evaluating, selecting and monitoring the portfolio assets. If the Investment Adviser's conclusions about asset allocation or selection are incorrect, the Fund may not perform as anticipated.

Small Companies Risk.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. To the extent that securities of small companies are not liquid, the Fund will limit its investments in such securities to not more than 15% its of assets. You should expect that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Non-diversification Risk; Industry Concentration.

The Fund is non-diversified under the 1940 Act, which means that the Fund may invest more of its assets in a smaller number of issuers. Under normal +circumstances, the Fund will be concentrating its investments in genomics companies such as those described above, and will always have not less than 25% of its assets in this industry. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Temporary Defensive Positions.

When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective of capital appreciation.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment  Adviser.

xGENx, LLC (the "Investment Adviser") manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The Investment Adviser is a newly formed company and its only client is the Fund. The address of the Investment Adviser is 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878. Steve Newby is President of the Investment Adviser and is the portfolio manager of the Fund since its inception on March 1, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker-dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

The Investment Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space for investment activities, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Investment Adviser also bears the cost of fees, salaries and other remuneration of the Company's directors, officers or employees who are officers, directors, or employees of the Investment Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs of registration of the fund's shares for sale under various state and federal securities laws.

Under the Advisory Agreement, the monthly compensation paid to the Investment Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and , 0.75% on average daily net assets of the Fund over $500 million. For the fiscal period ended August 31, 2000, the Investment Adviser waived its fees.

In the interest of limiting expenses of the Fund, the Investment Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Investment Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund will not exceed 1.90% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Investment Adviser will be entitled to reimbursement of fees waived or reimbursed by the Investment Adviser to the Fund. The total amount of reimbursement recoverable by the Investment Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Investment Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Investment Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.
The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Directors.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing or redeeming shares of the Fund When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more. The Fund retains the right to refuse to accept any order.

Purchases by Mail.

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") P.O. Box 26305, Richmond, VA 23260 together with your check payable to the GenomicsFund.com. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order. A two percent (2.00%) redemption fee is deducted from proceeds of Fund shares redeemed less than one year after purchase and such fees are retained by the Fund.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial Account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees.

To help protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Company will not charge or close your account if it falls below $5,000 solely because of a market decline.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of a suitable money market fund. Please contact the Transfer Agent for details. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD

                                                      Period ended
                                                      August 31, 2000*
                                                      ----------------
Per Share Operating Performance
Net asset value, beginning of period                         $ 10.00
                                                             -------
Income from investment operations-
   Net investment loss                                         (0.03)
   Net realized and unrealized gain on investments              0.57
                                                             -------
   Total from investment operations                             0.54
                                                             -------
Net asset value, end of period                               $ 10.54
                                                             =======
Total Return                                                   5.40%
                                                             =======
Ratios/Supplemental Data
   Net assets, end of period                                 $28,822
Ratio to average net assets (A)
   Expenses  (B)                                             1.89%**
   Expense ratio - net (C)                                   1.89%**
   Net investment loss                                     (1.73%)**
Portfolio turnover rate                                       85.25%

*  Commencement of operation was March 1, 2000.
** Annualized


(A) Management fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.44% for the for the period ended August 31, 2000.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated January 2, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,   or   by   writing   the   Commission's   Public
Reference  Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                                GenomicsFund.com
                                   a series of
                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of GenomicsFund.com (the "Fund") dated January 2, 2001. The Prospectus may be obtained by writing to The World Funds, Inc. 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal period ended August 31, 2000 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the fiscal period ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing the Fund or calling (800) 527-9525.





The date of this SAI is January 2, 2001

TABLE OF CONTENTS                                                 PAGE NUMBER
-----------------                                                 -----------

GENERAL INFORMATION                                                   1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                   1
INVESTMENT OBJECTIVES                                                 1
STRATEGIES AND RISKS                                                  1
INVESTMENT PROGRAMS                                                   1
      DEPOSITARY RECEIPTS                                             1
      REPURCHASE AGREEMENTS                                           1
DEBT SECURITIES                                                       2
      U.S. GOVERNMENT SECURITIES                                      2
      CONVERTIBLE SECURITIES                                          2
      WARRANTS                                                        2
      ILLIQUID SECURITIES                                             3
      RESTRICTED SECURITIES                                           3
      OTHER SECURITIES                                                3
INVESTMENT RESTRICTIONS                                               3
      FUNDAMENTAL POLICIES OR RESTRICTIONS                            3
      NON-FUNDAMENTAL POLICIES OR RESTRICTIONS                        4
MANAGEMENT OF THE COMPANY                                             4
PRINCIPAL HOLDERS OF SECURITIES                                       7
POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES                    7
INVESTMENT ADVISER AND ADVISORY AGREEMENTS                            7
MANAGEMENT-RELATED SERVICES                                           8
      ADMINISTRATION                                                  8
      CUSTODIAN                                                       8
      ACCOUNTING SERVICES                                             8
      TRANSFER AGENT                                                  8
      DISTRIBUTOR                                                     9
INDEPENDENT ACCOUNTANTS                                               9
PORTFOLIO TRANSACTIONS                                                9
PORTFOLIO TURNOVER                                                   10
CAPITAL STOCK AND DIVIDENDS                                          10
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES                     10
DISTRIBUTION AND TAXES                                               12
INVESTMENT PERFORMANCE                                               14
FINANCIAL INFORMATION                                                15

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to GenomicsFund.com (the "Fund"). The Fund is a separate investment portfolio or series of the Company. See "Capital Stock and Dividends" in this SAI. The Fund is "non-diversified" as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

Under  normal  circumstances,  the Fund invests  primarily in a  non-diversified
portfolio  of  equity   securities  and  securities   convertible   into  equity
securities.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts.

The Fund may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase  Agreements.

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities.

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which xGENx. LLC (the "Investment Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government  Securities.

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Convertible   Securities.

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Investment Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants.

The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures.

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock.

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities.

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Restricted Securities.

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Other Securities.

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions.

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)  Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(12) Make loans.


(13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding; and

(14) Concentrate  its  investments  in any  industry,  except  that the Fund may
     concentrate   in   securities   of   companies   which  are   genomic   and
     genomic-related companies as described in the Prospectus.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
    (ii)   technology   companies   will  be  divided   according  to
           their     products    and    services,     for    example,
           hardware,     software,     information    services    and
           outsourcing,   or   telecommunications   will  each  be  a
           separate industry;  and
   (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions.

In addition to the fundamental investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1)  Invest more than 15% of its net assets in illiquid securities;

(2)  Engage in arbitrage transactions; or

(3)  Purchase or sell options.

MANAGEMENT OF THE COMPANY

Directors and Officers.

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Adviser, any other investment adviser to a Fund of the Company, the principal underwriter and officers of the Company are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
--------------          -----------------   -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,
(55)                                        the Company's Administrator,
                                            since 1985; President and
                                            Director of First Dominion
                                            Capital Corp.,  the Company's
                                            underwriter.  Director and
                                            shareholder of Fund Services Inc.,
                                            the Company's Transfer and
                                            Disbursing Agent, since 1987;
                                            shareholder of Commonwealth
                                            Fund Accounting, Inc. which
                                            provides bookkeeping services;
                                            and Chairman, Director and Treasurer
                                            of Vontobel Funds, Inc., a
                                            registered investment company
                                            since March, 1997.  Mr. Pasco
                                            is also a certified public
                                            accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations and
Potomac, MD. 20854                          Accounting Division of the
(60)                                        Potomac Electric Power
                                            Company   since August, 1978;
                                            and Director of Vontobel
                                            Funds, Inc., a registered
                                            investment company since
                                            March, 1997.  Mr. Boyd is
                                            also a certified public
                                            accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD. 20816                         Management Consulting for
(64)                                        Professionals since 1968;
                                            Director of Vontobel Funds,
                                            Inc., a registered investment
                                            company since March, 1997.
                                            Mr. Poist is also a certified
                                            public accountant.

Paul M. Dickenson       Director            Mr. Dickenson is President of
8704 Berwickshire Drive                     Alfred J. Dickenson, Inc. Realtors
Richmond, VA  23229                         since April, 1971; and Director of
(53)                                        Vontobel Funds, Inc. a
                                            registered investment company
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
 8002 Discovery Drive                       Commonwealth Shareholder
 Suite 101                                  Services, Inc.,  and First
Richmond, VA 23229                          Dominion Capital Corp.
(57)                                        since 1986;  Secretary of
                                            Vontobel Funds, Inc., a
                                            registered investment company
                                            since March, 1997; and Partner in
                                            the law firm Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is the President
3000 Sand Hill Road     the Company and     of Sand Hill Advisors, Inc.
Suite 150               President of the    since August, 2000 and
Menlo Park, CA 94025    Sand Hill Portfolio was the Executive Vice President
(52)                    Manager Fund series of Sand Hill Advisors since 1982.

*Leland H. Faust        President of        Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity      Capital Management, Inc. since
Suite 2525              Fund and the CSI    1978. Mr. Faust is also a Partner
San Francisco, CA 94104 Fixed Income Fund   in the law firm Taylor & Faust (54)
                                            since December, 1975.

*Franklin A. Trice,III  Vice President of   Mr. Trice is President of
P.O. Box 8535           the Company and     Virginia Management Investment
Richmond, VA 23226-0535 President of the    Corp. since May, 1998; and a
(37)                    New Market Fund     registered representative of
                        series.             First Dominion Capital Corp, the
                                            Company's underwriter since
                                            September, 1998.  Mr. Trice was a
                                            broker with Scott & Stringfellow
                                            from March, 1996 to May, 1998
                                            and with Craigie, Inc. from
                                            March, 1992 to January, 1996.

*John T. Connor, Jr.    Vice President of   President of Third Millennium
515 Madison Ave.,       the Company and     Investment Advisors, LLC since
24th Floor              President of the    April, 1998; and Chairman of
New York, NY 10022      Third Millennium    ROSGAL, a Russian financial
(59)                    Russia Fund series  company and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   President of Newby & Co., a NASD
555 Quince Orchard Rd.  the Company and     broker/dealer  since July,  1990;
Suite 610               President of        President of xGENx, LLC since
Gaithersburg, MD 20878  GenomicsFund.com    November, 1999.
(53)                    and Newby's ULTRA
                        Fund series

*Todd A. Boren          President of the    Mr. Boren joined International
250 Park Avenue, So.    Global e Fund       Assets Advisory in May, 1994.  In
Suite 200               series              his six years with IAAC, he has
Winter Park, FL 32789                       served as a Financial Adviser, VP
(40)                                        of Sales, Branch Manager, Training
                                            Manager, and currently as Senior
                                            Vice President and Managing Director
                                            of Private Client Operations
                                            for both International Assets
                                            Advisory and Global Assets
                                            Advisors.  He is responsible for
                                            overseeing its International
                                            Headquarters in Winter Park,
                                            Florida as well as its New York
                                            operation and joint venture.

*Brian W. Clarke        President of the    Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet    Cornerstone Partners LLC,
Suite 205               Fund series         a financial services
West Hartford, CT 06197                     company, since November,
(42)                                        1998.  Prior to founding
                                            Cornerstone, Mr. Clarke worked for
                                            Lowrey Capital management from 1997
                                            to  1998.  Mr. Clarke  served for
                                            13 years  as  the Vice President
                                            for Advancement  at St. Mary's
                                            College  of Maryland.  Prior  to
                                            joining St. Mary's,  Mr. Clarke
                                            served as Press  Secretary to
                                            Congressman Henry S. Reuss.

Compensation of Directors: The Company does not compensate the Directors and officers who are officers or employees of any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Directors received the following compensation from the
Company:

                  Aggregate Compensation                           Total
                  From the Fund           Pension or Retirement    Compensation
Name and          Fiscal  Year Ended      Benefits Accrued as      from the
Position Held     August 31, 2000(1)      Part of Fund Expenses    Company(2)
--------------------------------------------------------------------------------


John Pasco, III,
Director               $-0-                       N/A                 $-0-
Samuel Boyd, Jr.,
Director               $833                       N/A                 $12,933
William E. Poist,
Director               $833                       N/A                 $12,933
Paul M. 1Dickinson,
Director               $833                       N/A                 $12,933

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consists of a total of 8 funds as of August 31, 2000.

PRINCIPAL SECURITIES HOLDERS

As of December 31, 2000, the following persons owned of record or beneficially shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Dain Rauscher Custodian for     267,451.057              7.88%
Roy C. Kinsey
P. O. Box 902
Jackson, WY 83001

National Investors              195,077.275              5.75%
55 Water Street
New York, NY 10041

Steven Newby                    360,761.366             10.63%
555 Quince  Orchard Road
Suite 610
Gaithersburg, MD 20878

Charles Schwab                  611,624.154             18.03%
101 Montgomery Street
San Francisco, CA 94104

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

xGENx, LLC (the "Investment Adviser"), 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878 manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated March 1,2000. The Advisory Agreement has an initial term of two years, and may be renewed annually thereafter provided such renewal is approved by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Fund, and in either event by and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Investment Adviser.

The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, the "Advisers Act". The Investment Adviser is an independent, privately-held corporation.

Steven T. Newby is President of the Investment Adviser and is the portfolio manager of the Fund since its inception on March 1, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker/dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Investment Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and , 0.75% on average daily net assets of the Fund over $500 million.

For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Investment Adviser earned $52,715 from the Fund. During this same period, the Investment Adviser waived it's fees and reimbursed operating expenses in the amount of $76,825.

In the interest of limiting  expenses of the Fund, the  Investment  Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Investment Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 1.90%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Investment Adviser will be entitled to reimbursement of fees waived or reimbursed by the Investment Adviser to the Fund. The total amount of reimbursement recoverable by the Investment Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Investment Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Investment Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Investment Advisor pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory
Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated March 1, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; 0.15% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.10% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, CSS received $19,569 from the Fund for its services as administrator.

CUSTODIAN  AND ACCOUNTING SERVICES

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Pursuant to an Accounting Service Agreement dated March 1, 2000 (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, CFA received $4,458 from the Fund for its services.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer, dividend disbursing and redemption agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company owns one-third of the voting shares of FSI, and therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders for shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions in the Fund's shares. FSI receives and processes redemption requests and administers distribution of redemption proceeds. FSI also handles shareholder inquiries and provides routine account information. In addition, FSI prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Under the Transfer Agency Agreement, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $12,000 for the first year and $16,500 per year thereafter.

For the fiscal period from March 1, 2000 (commencement of operations) through
 August 31, 2000, FSI received $15,427/ from the Fund for its services as transfer agent.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement dated August 19, 1997 (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases and redemptions of Fund shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of the Fund's shares.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may finance activities primarily intended to sell shares, provided that the categories of the expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan are incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, there were $13,179 of allowable distribution expenses incurred, of which $9,110 were waived. The expenses incurred were for printing. FDCC is the underwriter for the Fund. John Pasco, III, Chairman of the World Funds, Inc. is President and sole shareholder of the underwriter.

INDEPENDENT ACCOUNTANTS

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Investment Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Investment Adviser, the Investment Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Investment Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Investment Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Investment Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Fund paid no brokerage commissions for the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Investment Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Investment Adviser anticipates that the Fund's average annual portfolio turnover rate will be 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund and 350,000,000 shares to other series of the Company. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Investment Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

SELLING SHARES.

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

SMALL ACCOUNTS.

Due to the relative higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $5,000. Shareholders will receive 30 days' written notice to increase the account value above $5,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account.

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions.

A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial Account Application. If you do not elect this telephone service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if the procedures are followed the Fund will not be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plan.

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a five-year period, beginning with the first tax year for which a contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege.

Shareholders may exchange their shares for shares of a suitable money market fund. The account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify dollar amount or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent may charge the shareholder's account a $10 service fee each telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are redeeming and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions  of net investment  income.

The Fund receives income generally in the form of interest and other income on their investments. This income, less expenses incurred in the operation of the Fund, constitutes net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution  of capital gains.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Information on the tax character of  distributions.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise  tax  distribution  requirements.

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. government obligations.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations.

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
           YIELD = 2[(a-b + 1) -1]
                      ---
                      cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average  daily number of shares  outstanding  during the period that were entitled to receive dividends.
d     =    the  maximum  offering  price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+ T) = ERV

Where:

P   =   a hypothetical  initial payment $1,000 T = average annual total return
n   =   number  of  years  (l,  5 or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's aggregate total return for the period March 1, 2000 (commencement of operations) through August 31, 2000 was 5.40%.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about GenomicsFund.com (the "Fund") by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

THE WORLD FUNDS, INC.

Global e Fund

PROSPECTUS

Prospectus dated January 2, 2001


This Prospectus describes the Global e Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities. The Fund offers two classes of shares: Class A Shares with a front-end sales charge and Class B Shares which are subject to a contingent deferred sales charge.









As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   Capital appreciation

Principal  Investment
  Strategies:           The Fund will seek to achieve its investment
                        objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stocks, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

                        A company is considered principally engaged in Internet or Internet-related business if it is engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Internet-related businesses.

                        Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies located outside of the U.S. principally engaged in Internet and Internet-related businesses. The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3)different countries represented in its portfolio. The Fund may also invest in securities of companies in emerging and developing markets.

                        The Fund will not be limited to investing in securities of companies of any size, securities of any particular market, or to hold particular securities for a stated time period. The Fund may invest in companies with small market capitalization or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies").

Principal  Risks:       The principal risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the Net Asset
                        Value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective of capital appreciation.

                        The Fund operates as a non-diversified fund. As such the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        The value of the Fund's shares is susceptible to factors affecting the Internet such as heightened regulatory oversight and possible changes in government policies which may have a material effect on the products and services of this sector. Securities of companies in this sector tend to be more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Fund's shares and could result in the loss of your investment.

                        Investments in foreign countries may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's
                        NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. In addition, as investments may be made utilizing foreign currencies, there is the risk of currency devaluation that may effect this investment.

                        In addition to the typical risks that are associated with investing in foreign countries, companies in emerging and developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuation than securities traded in more developed markets.

                        Because exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the U.S.

                        Because the small companies in which the Fund may invest may have unproven track records, a limited product or services base and limited access to capital, they may be more likely to fail than larger companies.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        capital appreciation and are willing to accept share
                        prices that may fluctuate, sometimes significantly,
                        over the  short-term.  The  Fund may be particularly
                        suitable for you if you wish to take advantage of
                        opportunities in the securities markets located outside
                        of the U.S. You should not invest in the Fund if you are
                        not  willing  to  accept  the  risks associated   with
                        investing in foreign countries. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
  Information:          The Fund has not yet completed one full calendar year
                        of operations. Accordingly, no performance information is being presented.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                              Class A Shares      Class B Shares
                                              --------------      --------------

Maximum Sales Charge (Load)(1)                   5.50%                None
Maximum Deferred Sales Charge (Load)             None(2)              5.00%(3)
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends and Distributions                     None                 None
Redemption Fees (4)                              None                 None
Exchange Fees (5)                                None                 None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

                                              Class A Shares      Class B Shares
                                              --------------      --------------

Advisory Fee                                     1.25%                1.25%
Distribution (12b-1) Fees(6)                     0.50%                1.00%
Other Expenses                                   2.23%                1.74%(7)
                                                 -----                --------
Total Annual Fund Operating Expenses             3.98%                3.99%
Fee Waivers and/or Expense Reimbursements(8)     0.49%                None
                                                -----                 --------
Net Expenses                                     3.49%                3.99%

     1) As a percentage of offering price. Reduced rates apply to purchases over $25,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

     2) If you are in a category of investors who may purchase shares without a sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

     3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

     4) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

     5)   A shareholder may be charged a $10 fee for each telephone exchange.

     6) The Company has approved a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, (the "1940 Act") providing for the payment of distribution fees to the distributors for the Fund. Class A Shares pay a maximum distribution fee of 0.50% of average daily net assets, and Class B Shares pay a maximum distribution fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers (the "NASD").

     7) Because Class B Shares are new, "Other Expenses" are based on estimated amounts for the current fiscal year.

     8) In the interest of limiting expenses of the Fund, Global Assets Advisors, Inc. (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B Shares (see "Management Organization and Capital Structure").

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                    1 Year (3)     3 Years (3)     5 Years (3)      10 Years (3)
                    ----------     -----------     -----------      ------------

Class A Shares (1)    $882           $1,594          $2,386             $4,439
Class B Shares (2)    $901           $1,515          $2,246             $4,195

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.50% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B Shares, the above examples assume payment of deferred sales charge applicable at the time of redemption. The Class B ten-year figure takes into account the shares' conversion to Class A Shares after eight years. If you hold Class B Shares, and you did not sell your shares during the periods indicated, your costs would be:

                    1 Year         3 Years         5 Years          10 Years
                    ------         -------         -------          --------

                     $401           $1,215          $2,046           $4,195

(3) These costs shown reflect the cap imposed by the expense limitation agreement. Should the Manager continue this contractual agreement for the periods indicated below and you did not sell your shares, your costs would be:

                    1 Year         3 Years         5 Years         10 Years
                    ------         -------         -------         --------

Class A Shares        $882          $1,562          $2,262          $4,108
Class B Shares        $401          $1,215          $2,046          $4,092

OBJECTIVES AND  STRATEGIES

The Fund's  investment  objective is to achieve capital  appreciation.  The
Fund seeks to achieve its objective by investing in a non-diversified portfolio consisting primarily of equity securities such as common stocks, securities that are convertible into common stocks and warrants. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies which are principally engaged in Internet and Internet-related businesses which are: located outside of the U.S.; have a majority of their operations outside the U.S.; or have securities primarily traded on a foreign exchange. The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3) different countries represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions and liquidity make them more attractive than the underlying security. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities. In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

The Internet is an emerging global communication, information and distribution system. The Adviser believes that the Internet offers favorable investment opportunities because of its ever growing popularity among business and personal users alike. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. However, older technologies such as telephone, broadcast and cable have entered the Internet world with a strong presence and may also be represented in the portfolio when the Adviser believes that these companies may successfully integrate existing technology with new technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridge and switches, network applications, software, cable, satellite, fiber, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. This provides a favorable environment for investment in small to medium capitalized companies. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Using a combination of top-down/bottom-up investment approach, the Adviser analyzes foreign countries in relation to the U.S. to determine their level of Internet "Evolution" . When selecting investments for the Fund, the Adviser will seek to identify Internet companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase and any dividend income is likely to be incidental.

The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities.

GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency of the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established.

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objectives and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

Other Investments. In addition to the investment strategies described above, the Fund may engage in other strategies such as derivatives. Investments in derivatives, such as options, can significantly increase the Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation.

RISKS

Stock Market Risk.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification; Industry Concentration.

The Fund is non-diversified under the 1940 Act. Under the 1940 Act, the Fund may invest its assets in the securities of a smaller number of issuers. In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Sector Risk.

Internet and Internet-related companies are particularly vulnerable to rapidly changing technology and relatively high risks of obsolescence caused by progressive scientific and technological advances. The economic prospects of Internet and Internet-related companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

Foreign Investing.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing  Markets.

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts.

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

Small Companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Portfolio Turnover.

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions.

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies and may not achieve its investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment  Adviser.

Global Assets Advisors, Inc. (the "Adviser") manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The address of the Adviser is 250 Park Avenue South, Suite 200, Winter Park, Florida 32789. Although the Adviser has not previously served as the investment adviser for an open-end investment company, it has served as the adviser to The Global Internet Trust, a unit investment trust registered under the 1940 Act that is invested in a portfolio of global internet securities.

Mr. Michael M. Ward is the Portfolio Manager of the Fund since it's inception on May 1, 2000. Mr. Ward, a Chartered Financial Analyst (CFA), has been Vice President and Director of Equity Research at International Assets Advisory Corporation ("IAAC"), the distributor of the Fund's Class A Shares, since 1997. The Adviser and IAAC are both subsidiaries of International Assets Holding Corporation. IAAC originated and maintains the "NETDEX", an index of international internet companies. As a portfolio manager of the Adviser, Mr. Ward manages and/or oversees more than $50 million in global investments for a wide variety of clients. Prior to joining IAAC, he was a Financial Analyst at Grande Journeys and a consultant with Winter Park Capital Assets. Mr. Mido Shammaa and Mr. Stefan Spath are Assistant Portfolio Managers of the Fund since its inception. Mr. Shammaa, regional strategist for Asia and Internet analyst, joined IAAC in 1998. He specializes in the equity analysis of both developed and emerging markets securities in Southeast Asia and the Pacific Rim. Prior to joining IAAC, Mr. Shammaa worked in the Risk Management division of Banco Popular. At Banco Popular, Mr. Shammaa helped develop financial products and quantitative risk management tools. Mr. Spath joined IAAC in 1997 and specializes in international securities analysis, global macroeconomics and geo-political risk. Prior to his work at IAAC, Mr. Spath was an investment analyst with RMC Group plc, a British conglomerate. Mr. Spath was responsible for all capital budgeting and investment analysis for international projects.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of the Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average net assets of the Fund; 1.00% on average net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.75% on average net assets of the Fund over $1 billion. For the fiscal period from May 4, 2000 (commmencement of operations) through August 31, 2000, the Adviser earned fees at the rate of 1.25% of the Fund's average net assets.

In the interest of limiting the expense ratio of the Fund, the Adviser has entered into an expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B Shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to Class A Shares or Class B Shares, subtracting any liabilities attributable to Class A Shares or Class B Shares and then dividing by the total number of Class A Shares or Class B Shares outstanding.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is generally determined as of the close of trading on the foreign exchange on which it is traded and those values are then translated into U.S. dollars at the current exchange rate. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Share Class Alternatives. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                                       Class A Shares             Class B Shares
                                       --------------             --------------

Max. initial sales charge.                 5.50%                      None
                                        (Subject to
                                        reductions
                                        beginning with
                                        investments
                                        of $25,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.

Contingent                                 None                  Year 1    5.00%
Deferred Sales                          (Except for 1.00%        Year 2    4.00%
Charge ("CDSC")                          on redemptions          Year 3    3.00%
imposed when                             within 1 year)          Year 4    3.00%
shares are                                                       Year 5    2.00%
redeemed                                                         Year 6    1.00%
(percentage based                                                Year 7    None
on purchase                                                      Year 8    None
price).  Years
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Rule 12b-1 fees.                           0.50%                  1.00%

See "Distribution Arrangements" for important information about Rule 12b-1 fees.

Conversion
to  Class A Shares                         N/A                  Automatically
                                                                after about 8
                                                                years, at which
                                                                time applicable
                                                                Rule 12b-1 fees
                                                                are reduced.

Appropriate for:                    All investors,              Investors who
                                    particularly                plan to hold
                                    those who intend            their shares at
                                    to hold their               least 6 years.
                                    shares for a long
                                    period of time
                                    and/or invest a
                                    substantial
                                    amount in the
                                    Fund.

Share Transactions.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributors to sell shares of the Fund or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent (the "Transfer Agent"), at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments.

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors, employees or agents of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed on page ___ under "Waiver of Sales Charges."

                                         Class A Shares           Class B Shares
                                         --------------           --------------

Minimum Initial Investment                  $1,000                    $1,000
Minimum Subsequent Investment               $   50*                   $   50*

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

By Mail.

You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to Global e Fund, c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Public  Offering  Price.

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined on page ___ under the section entitled "Proper Form." The public offering price of Class A Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund may be purchased directly from the distributors or through brokers or dealers which have a sales agreement with the distributors and who are members of the NASD. When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer.

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributors. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

         Class A Sales Charge and Broker-Dealer Commission and Service Fee
         -----------------------------------------------------------------

                            Sales Charge as a Percentage of
                            --------------------------------
                                                               Dealer Discount
Amount of Purchase at          Offering      Net Amount        as Percentage of
the Public Offering Price      Price         Invested          Offering Price
-------------------------      -----         --------          -----------------

$1,000 but under $25,000        5.50%         5.82%            5.00%
$25,000 but under $50,000       5.25%         5.54%            4.75%
$50,000 but under $100,000      4.50%         4.71%            4.00%
$100,000 but under $250,000     3.50%         3.63%            3.25%
$250,000 but under $500,000     2.50%         2.56%            2.25%
$500,000 but under $1 million   1.50%         1.52%            1.25%
$1 Million or more              0.00%         0.00%            0.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

           Class B Broker-Dealer Commission and Service Fee
          ---------------------------------------------------

                                       Broker-Dealer Percentage
                                       ------------------------

Up to $250,000                                    4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributors. Class B Shares can pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to a maximum of 1.00%, payable to First Dominion Capital Corp.; and Class A Shares can pay Rule 12b-1 Fees at an annual rate of 0.50%, payable to International Assets Advisory Corp. (each a "Distributor"; collectively, the "Distributors"). Up to 0.25% of the total Rule 12b-1 fees for each class of shares may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation.

After making an initial purchase in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention.

A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges.

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) exchanges of one Fund's shares for those of another fund offered by the Company;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, the Distributors and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Distributors for their own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge.

The contingent deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling (800) 432-0000. All account information is subject to acceptance and verification by the Distributors.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge in the case of Class B Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed Account Application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Adviser and the Distributors reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence.
Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement accounts) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                 Period ended
                                               August 31, 2000*
                                               ----------------
Per Share Operating Performance
Net asset value, beginning of period                $   9.45
                                                    --------
Income from investment operations-
   Net investment loss                                 (0.08)
   Net realized and unrealized loss                    (1.26)
                                                    --------
Total from investment operations                       (1.34)
                                                    --------
Net asset value, end of period                      $   8.11
                                                    ========
Total Return                                        (14.18%)
                                                    ========
Ratios/Supplemental Data
   Net assets, end of period (000's)                 $12,912
Ratio to average net assets (A)
   Expenses  (B)                                     3.73%**
   Expense ratio - net (C)                           3.49%**
   Net investment loss                             (3.39%)**
Portfolio turnover rate                                6.23%


*  Commencement of operations May 4, 2000.
** Annualized


(A)  Management   fee  waiver  reduced  the  expense  ratio  and  increased  net investment income ratio by 0.25% for the for the period ended August 31, 2000.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated January 2, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,   or   by   writing   the   Commission's   Public
Reference  Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                  Global e Fund

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the current Prospectus of the Global e Fund, dated January 2, 2001 You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal period ended August 31, 2000 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is January 2, 2001

TABLE OF CONTENTS                                                       PAGE
-----------------                                                       ----

General Information
Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs
   Warrants
   Illiquid Securities
   Depositary Receipts
   Temporary Defensive Positions
   U.S. Government Securities
   Repurchase Agreements
   Restricted Securities
   Options
   Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Policies  Concerning  Personal  Investment  Activities
Investment  Adviser  and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio Turnover
Capital Stock and Dividends
Dividends  and  Distributions
Additional Information  about  Purchases  and  Sales
Eligible  Benefit  Plans
Tax  Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Global e Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue two classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.50%, and a sales charge of 1% if shares are redeemed within the first year after purchase; and Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares in approximately eight years after purchase. See "Capital Stock and Dividends" in this SAI. The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in a non-diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible Preferred stock.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Warrants.

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures.

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock.

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid  Securities.

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts.

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions.

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies.

The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government  Securities.

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements.

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund.

The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities.

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options.

The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying  Call  and  Put  Options.

The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase Put Options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing  (Selling) Call and Put Options.

The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Over-the-Counter ("OTC") Options.

The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts.

Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks  Associated With Options and Futures.

Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the investment adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)   invest in companies for the purpose of exercising management or control;

2) invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)   purchase or sell commodities or commodity contracts;

4)   invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

5) purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

6) issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

7) act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

8) participate on a joint or a joint and several basis in any securities trading account;

9)   engage in short sales;

10) purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

11) purchase any security if, as a result of such purchase less than 50% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

12) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

13) make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

14) except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

Except with respect to the Fund's investment restrictions concerning borrowing, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology  companies  will be  divided  according  to their  products  and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing, or telecommunications will each be a separate industry; and

(iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities; or

2)   Engage in arbitrage transactions.

MANAGEMENT OF THE COMPANY

Directors and Officers.

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
-------------           -----------------   -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc., the
(55)                                        Company's Administrator, since
                                            1985; President and Director
                                            of First Dominion Capital Corp.,
                                            the Company's underwriter.
                                            Director and shareholder of Fund
                                            Services, Inc., the Company's
                                            Transfer and Disbursing Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting,
                                            Inc., which provides bookkeeping
                                            services;  and Chairman, Director
                                            and Treasurer of Vontobel Funds,
                                            Inc., a registered investment
                                            company since March, 1997.
                                            Mr. Pasco is also a certified
                                            public accountant.

Samuel Boyd, Jr.        Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                        Customer Services Operations
Potomac, MD 20854                           and Accounting Division
(59)                                        of the Potomac Electric Power
                                            Company since August, 1978;
                                            and Director of Vontobel Funds,
                                            Inc., a registered investment
                                            company since March, 1997.  Mr.
                                            Boyd is also a certified public
                                            accountant.

William E. Poist        Director            Mr. Poist is a financial and tax
5272 River Road                             consultant through his firm,
Bethesda, MD 20816                          Management Consulting for
(60)                                        Professionals since 1968;
                                            Director of Vontobel Funds, Inc.,
                                            a registered investment company
                                            since March, 1997.  Mr. Poist is
                                            also a certified public accountant.

Paul M. Dickinson       Director            Mr. Dickinson is President of
8704 Berwickshire Drive                     Alfred J. Dickinson, Inc.
Richmond, VA 23229                          Realtors since April, 1971; and
(52)                                        Director of Vontobel Funds, Inc.,
                                            a registered investment company
                                            since March, 1997.

*F. Byron Parker, Jr.   Secretary           Mr. Parker is Secretary of
8002 Discovery Drive                        Commonwealth Shareholder
Suite 101                                   Services, Inc., and First
Richmond, VA 23229                          Dominion Capital Corp.
(57)                                        since 1986; Secretary of
                                            Vontobel Funds, Inc., a
                                            registered investment company
                                            since March, 1997;  and
                                            Partner  in the law firm
                                            Mustian & Parker.

*Jane H. Williams       Vice President of   Ms. Williams is President
3000 Sand Hill Road     the Company         of Sand Hill Advisors, Inc.
Suite 150               and President       since August, 2000 and was
Menlo Park, CA 94025    of the Sand Hill    the Executive Vice President
(51)                    Portfolio Manager   of Sand Hill Advisors, Inc.
                        Fund series         since 1982.

*Leland H. Faust        President of the    Mr. Faust is President of
One Montgomery St.      CSI Equity Fund     CSI Capital Management, Inc.
Suite 2525              and the CSI Fixed   since 1978.  Mr. Faust is also
San Francisco, CA 94104 Income Fund series  a Partner in the law firm
(53)                                        Taylor & Faust since December,
                                            1975.

*Franklin A. Trice,III  Vice President of   Mr. Trice is President
P.O. Box 8535           the Company and     of Virginia Management
Richmond, VA 23226-0535 President of the    Investment Corp. since May,
(36)                    New Market Fund     1998; and a registered
                        series              representative of First
                                            Dominion Capital Corp., the
                                            Company's underwriter since
                                            September, 1998.  Mr. Trice was
                                            a broker with Scott & Stringfellow
                                            from March, 1996 to May, 1998 and
                                            with Craigie, Inc. from March, 1992
                                            to January, 1996.

*John T. Connor, Jr.    Vice President of   Mr. Connor is President of Third
515 Madison Ave.,       the Company and     Millennium Investment Advisors,
24th Floor              President of the    LLC since April, 1998; and
New York, NY 10022      Third Millennium    Chairman of ROSGAL,
(58)                    Russia Fund series  a Russian financial  company
                                            and of its affiliated
                                            ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and     & Co., a NASD broker/dealer
Suite 606               President of        since July, 1990; and
Gaithersburg, MD 20878  GenomicsFund.com    President of xGENx, LLC
(53)                    and Newby's ULTRA   since November, 1999.
                        Fund series

*Todd A. Boren          President of the      Mr. Boren joined International
250 Park Avenue, So.    Global e Fund         Assets Advisory in May, 1994.  In
Suite 200                 series              his six years with IAAC, he has
Winter Park, FL 32789                         served as a Financial Adviser, VP
(40)                                          of Sales, Branch Manager, Training
                                              Manager, and currently as Senior
                                              Vice President and Managing
                                              Director of Private Client
                                              Operations for both International
                                              Assets Avisory and Global Assets
                                              Advisors.  He is responsible for
                                              overseeing its International
                                              Headquarters in Winter Park,
                                              Florida as well as its New York
                                              operation and joint venture.

*Brian W. Clarke        President of the     Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet     Cornerstone Partners LLC,
Suite 205               Fund series          a financial services
West Hartford, CT 06197                      company, since November,
(42)                                         1998.  Prior to founding
                                             Cornerstone, Mr. Clarke worked for
                                             Lowrey Capital management from 1997
                                             to  1998.  Mr. Clarke served for
                                             13 years  as  the Vice President
                                             for Advancement  at St. Mary's
                                             College  of Maryland.  Prior  to
                                             joining St. Mary's, Mr. Clarke
                                             served as Press Secretary to
                                             Congressman Henry S. Reuss.

Compensation of Directors: The Company does not compensate the Directors and officers who are officers or employees of any investment adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000, the Directors received the following compensation from the
Company:

                    Aggregate
                    Compensation
                    From the Fund                                   Total
                    Fiscal Period     Pension or Retirement         Compensation
Name and            Ended August      Benefits Accrued as           from the
Position Held       31, 2000(1)       Part of Fund Expenses         Company(2)
--------------      --------------    ---------------------         ------------
John Pasco, III,
Director                $-0-                   N/A                     $-0-
Samuel Boyd, Jr.,
Director                $950                   N/A                     $12,933
William E. Poist,
Director                $950                   N/A                     $12,933
Paul M. Dickinson,
Director                $950                   N/A                     $12,933

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended August 31, 2000. The Company consists of a total of eight funds as of August 31, 2000.

CONTROL PERSONS AND  PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2000 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

To the best knowledge of the Fund as of December 31, 2000, there were no persons who owned of record or beneficially own 5% or more of the Fund's shares.

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, investment adviser and principal underwriters have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Global Assets Advisors, Inc. (the "Investment Adviser" or "Adviser"), located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated May 1, 2000. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended (the "Advisers Act"). The Investment Adviser is a wholly owned subsidiary of International Assets Holding Corporation (the "Corporation") and is a related corporation of International Assets Advisory Corporation ("IAAC").

The Corporation is an independent financial-services firm dedicated to the concept of global diversification and the long-term value of global investing. Founded in 1987 and publicly traded since in 1994, the Corporation's business is conducted through two principal operating subsidiaries: the Adviser and IAAC. The Adviser is a registered investment adviser specializing in professional global money management for high net worth individuals and institutions. IAAC is a dealer of global securities offering institutions and retail investors access to financial markets around the world. In addition, the Corporation recently formed a third subsidiary, INTLTRADER.COM, to execute its previously announced strategy to provide investors with 24-hour online trading of foreign and domestic securities using the Internet.

The Adviser has not previously served as the investment adviser to an open-end investment company, but has served as the adviser to The Global Internet Trust, a unit investment trust registered under the 1940 Act. IAAC created the NETDEX Index in March 1999 to track the performance of a basket of publicly traded international companies which are internet related, the first U.S. index established for that purpose.

Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average daily net assets of the Fund; 1.00% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and, 0.75% on average daily net assets of the Fund over $1 billion.

For the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000, the Adviser earned fees in the amount of $45,238, and waived fees of $9,067.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses, for the first three years following commencement of operations, so that the ratio of total annual operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B Shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Investment Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory
Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration.

Pursuant to an Administrative Services Agreement with the Company dated May 1, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $500 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.15% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

For the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000, CSS received $8,054 from the Fund for its services as administrator.

Custodian and Accounting Services.

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S.

Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent.

Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000, FSI received $4,890 from the Fund for its services as transfer agent.

Distributors.

IAAC, located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, serves as the principal underwriter of the Fund's Class A Shares pursuant to a Distribution Agreement dated May 1, 2000. First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter of the Fund's Class B Shares pursuant to a Distribution Agreement dated September 6, 2000 (IAAC and FDCC are referred to herein each as a "Distributor"; and collectively as the "Distributors"). IAAC was formed as a Florida corporation in 1981 and registered as a broker/dealer in 1982. The firm has focused on the sale of global debt and equity securities to its clients and has developed an experienced team specializing in the selection, research, trading, currency exchange and execution of individual equity and fixed-income products. Members of IAAC's team are also affiliated with the Investment Adviser and have many years of experience in the global marketplace. John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is it President, Treasurer and a Director. IAAC and FDCC are each registered as a broker-dealer and are members of the National Association of Securities Dealers, Inc. (the NASD"). The offering of the Fund's shares is continuous.

IAAC received the following compensation as a result of the sale of Fund shares:

Fiscal
Period       Net Underwriting   Compensation on
Ended        Discounts and      Redemption         Brokerage     Other
August 31,   Commissions        and Repurchases    Commissions   Compensation
----------   ----------------   ---------------    -----------   ------------

2000         $63,953             None               None            None

FDCC  does  not  receive  underwriting  discounts  and  commissions,   brokerage
commission or other compensation as a result of the sale of the Fund's shares.

Independent Accountants.

The Company's independent auditors, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund paid brokerage commissions of $16,058 for the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A Shares of the series, which includes those shares issued and outstanding prior to commencing the offering of other classes of shares; and Twenty-five Million (25,000,000) shares for Class B Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

The Distributors may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributors may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributors) the opportunity to participate in sales incentive programs
(which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributors may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention.

The reduced sales charges and public offering price set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributors and signed by the purchaser.

The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 5.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to IAAC at an annual rate of 0.50% for Class A Shares and will pay a fee to FDCC at an annual rate of 1.00% for Class B Shares of the Fund's average daily net assets. The fee is paid to the respective Distributor as reimbursement for expenses incurred for distribution-related activity.

For the fiscal year ended August 31, 2000, $18,095 of allowable distribution expenses were incurred for Class A Shares.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Directors adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge and Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Directors reserve the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Conversion of Class B Shares to Class A Shares.

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies.

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

Eligible Benefit Plans.

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares.

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge in the case of Class B Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Adviser and the Distributors reserve the right to waive this fee for their clients.

Special Shareholder Services.

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account.

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions.

You may redeem shares or transfer into another fund by telephone if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan.

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying FSI. To receive more information, please call the offices of the Company at (800) 527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans.

Known as SEP-IRA's  (Simplified Employee  Pension-IRA),  they free the corporate
employer  of  many  of  the  recordkeeping   requirements  of  establishing  and
maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions.

By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege.

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

Computation of Offering Price.

A hypothetical illustration of the computation of the offering price per share of a Class A Share, using the value of the Fund's net assets and the number of outstanding shares of each Fund at the close of business on August 31, 2000 and the maximum front-end sales load of 5.50%, is as follows:

                                             Fund

           Net Assets                     $12,911,573
           Outstanding Shares               1,591,150
           Net Asset Value Per Share      $      8.11
           Sales Charge (5.50% of
              the Offering Price)         $      0.47
           Offering Price to Public       $      8.58

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income.

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions.

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund.

These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of  distributions.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements.

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends received deduction for corporations.

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information.

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1)-1]
                 ---
                 cd
where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance.

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                   n
              P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the Prospectus on the reinvestment dates during the period.

Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's aggregate total return for the period
May 4, 2000 (commencement of operations) through August 31, 2000 was (14.18%).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229

                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Monument EuroNet Fund
  a series of
THE WORLD FUNDS, INC.

PROSPECTUS

Prospectus dated January 2, 2001


This Prospectus describes Monument EuroNet Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers three classes of shares: Class A Shares with a front-end sales charge, Class B Shares subject to a contingent deferred sales charge, and Class C Shares with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks to maximize long-term appreciation of capital by investing primarily in a diversified portfolio of equity securities of companies principally engaged in internet and internet-related businesses.












As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   The Fund's investment objective is to maximize
                        long-term appreciation of capital.

Principal  Investment
Strategies:             The  Fund  will  seek  to  achieve  its investment
                        objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

                        A company is considered principally engaged in Internet or Internet-related business if it is engaged in the research, design, development, manufacturing or is engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Internet-related businesses.

                        Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies located in the European Union that are principally engaged in Internet and Internet-related businesses. The European Union is a union of fifteen independent states based on the European Communities and founded to enhance political, economic and social cooperation. The member states include Austria,
                        Belgium,   Denmark,  Finland,  France, Germany,
                        Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom of Great Britain and Northern Ireland. The Fund normally will have business activities of not less than three
                        (3) different European Union states represented in its portfolio.

                        The Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses.

                        The Fund will not be limited to investing in securities of companies of any size, securities of any particular market, or to hold particular securities for a stated time period. The Fund may invest in companies with small market capitalization or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies") and may engage in some short-term investing.

Principal Risks:        The principal risk of investing in the Fund is that
                        the value of its investments are subject to market, economic and business risk that may cause the Net Asset Value ("NAV") to fluctuate over time.
                        Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment manager will achieve the Fund's objective.

                        The value of the Fund's shares is susceptible to factors affecting the Internet such as heightened regulatory oversight and possible changes in government policies which may have a material effect on the products and services of this sector. Securities of companies in this sector tend to be more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Fund's shares and could result in the loss of your investment.

                        Investments  in foreign  countries  may involve
                        financial, economic  or  political   risks that  are
                        not ordinarily associated with U. S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies
                        (including  the  Euro)  and  the  U.S. dollar,
                        different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a
                        domestic  company.  In  addition,   as investments may
                        be made utilizing foreign currencies, there is the risk of currency devaluation that may affect this investment.

                        Because exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund
                        invests are  more  volatile   than  prices of
                        securities traded exclusively in the U.S. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

                        Because the small companies in which the Fund may invest may have unproven track records, a limited product or services base and limited access to capital, they may be more likely to fail than larger companies.

                        From time to time, the Fund may engage in short-term trading, which could produce higher brokerage costs and larger taxable distributions than a fund with low portfolio turnover. In addition, the manager has not acted as an investment adviser to a registered investment company in the past, although it is owned by firms which do advise other registered investment companies.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        long-term appreciation of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets located outside of the U.S. You should not invest in the Fund if you are not willing to accept the risks associated with investing in foreign countries. The
                        Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Data:       This Fund has not yet completed one full calendar year
                        of operations. Accordingly, no performance information is being presented.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                              Class A       Class B     Class C
                                              -------       -------     -------
Maximum Sales Charge (Load)(1)                5.75%         None        1.00%
Maximum Deferred Sales Charge (Load)          None(2)       5.00%(3)    1.00%(4)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                 None          None        None
Redemption Fees                               None          None        None
Exchange Fees                                 None          None        None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                             Class A       Class B      Class C
                                             -------       -------      -------
Advisory Fee                                 1.50%         1.50%        1.50%
Distribution (12b-1) Fees (5)                0.50%         1.00%        1.00%
Other Expenses                               2.24%         2.24%        2.24%
                                             -----         -----        -----
Total Annual Fund Operating Expenses(6)      6.66%         7.16%        7.16%
Fee Waivers and/or Expense Reimbursements    3.19%         3.19%        3.19%
                                             -----         -----        -----
Net Expenses                                 3.47%         3.97%        3.97%

1) As a percentage of offering price. Reduced rates apply to purchases over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase shares without a sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

4) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase. The Fund retains this amount to offset market effects, taxes and expenses created by short-term investments in the Fund.

5) The Company has approved a Plan of Distribution Pursuant to Rule 12b-1 of the 1940 Act providing for the payment of distribution fees to the distributor for the Fund ("12b-1 Plan"). Class A Shares pay a maximum distribution fee of 0.50% of average daily net assets, and Class B and Class C Shares pay a maximum distribution fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B and Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

6) In the interest of limiting expenses of the Fund, Vernes Asset Management LLC (the "Manager") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B and Class C Shares.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:


                    1 Year (3)     3 Years (3)     5 Years (3)      10 Years (3)
                    ----------     -----------     -----------      ------------

Class A Shares (1)    $906           $1,736          $3,007            $6,005
Class B Shares (2)    $901           $1,674          $2,989            $6,006
Class C Shares (2)    $597           $1,460          $2,867            $6,128

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B and Class C Shares, the above examples assume payment of deferred sales charge applicable at the time of redemption. The Class B Shares ten-year figure takes into account the shares' conversion to Class A Shares after eight years. If you hold Class B or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                     1 Year         3 Years         5 Years          10 Years
                     ------         -------         -------          --------

Class B Shares        $401          $1,374          $2,795           $6,006
Class C Shares        $497          $1,460          $2,867           $6,128

(3) These costs shown reflect the cap imposed by the expense limitation agreement. Should the Manager continue this contractual agreement for the periods indicated below and you did not sell your shares, your costs would be:

                     1 Year        3 Years         5 Years         10 Years
                     ------        -------         -------         --------

Class A Shares        $906          $1,584          $2,283          $4,124
Class B Shares        $401          $1,215          $2,046          $4,092
Class C Shares        $497          $1,303          $2,126          $4,255

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to maximize long-term appreciation of capital. There is no assurance that the Manager will achieve the Fund's investment objective.

The Fund seeks to achieve its investment  objectives by investing primarily in A diversified portfolio of equity securities, such as common stocks and securities convertible into common stocks of companies located in the European Union that are engaged in the Internet and Internet-related activities or services. The European Internet market is considered to be two or three years younger than the US Internet market, thus offering favorable growth potential over the next several years. The companies selected by the Manager derive a substantial portion of their revenue from Internet or Internet-related businesses or are developing and expanding their Internet and Internet-related business operations. Under normal circumstances, at least 65% of its total assets will be invested in such companies. In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

The Internet is an emerging global communication, information and distribution system. The Manager believes that the Internet offers favorable investment opportunities because of its ever growing popularity among business and personal users alike. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. However, older technologies such as telephone, broadcast and cable have entered the Internet world with a strong presence and may also be represented when the Manager believes that these companies may successfully integrate existing technology with new technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridge and switches, network applications, software, cable, satellite, fiber, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. This provides a favorable environment for investment in small to medium capitalized companies. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Manager's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of a company's fundamental prospects.

The Fund intends to invest its assets in many European Union states and normally will have business activities of not less than three (3) different European Union states represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions and liquidity make them more attractive than the underlying security (please see "Depositary Receipts" on Page 9).

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts. Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

In addition to common stocks and securities that are convertible into Common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies").

Other Investments. In addition to the investment strategies described above, The Fund may engage in other strategies such as derivatives. Investments in derivatives, such as options, can significantly increase a Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation.

RISKS

Sector Risks.

Internet and Internet-related companies are particularly vulnerable to rapidly changing technology and relatively high risks of obsolescence caused by progressive scientific and technological advances. The economic prospects of Internet and Internet-related companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

Stock Market Risk.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods.
Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Manager in evaluating, selecting and monitoring the portfolio assets. If the Manager's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company.
Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts.

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

Small Companies.

Small companies may lack depth of management; they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Portfolio  Turnover.

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions.

When the Manager believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Manager decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and is commonly known as a "mutual fund". The Company has retained a Manager to manage all aspects of the investments of the Fund.

The Manager.

Vernes Asset Management, LLC (the "Manager"), located at 993 Farmington Avenue, Suite 205, Hartford, CT 06107, manages the Fund. The Manager is owned by: Vernes & Associates, of Geneva, Switzerland (50.5%); The Monument Group, LLC, of Bethesda, Maryland (16%); Commonwealth Capital Management, Inc. of Richmond, Virginia (16%); Cornerstone Partners, LLC, of West Hartford, Connecticut (11.25%); Patrick Vernes, of Chappaqua, New York (5%) and Norman A. Smith of Longmeadow, Massachusetts (1.25%). Vernes & Associes, a Swiss Holding Company founded in 1982, owns investment management companies in Switzerland, France, and Luxembourg, including SA Financiere Rembrandt in Paris, France. The collective assets under management by Vernes & Associes exceed $2 billion.

The Manager manages all aspects of the Fund, seeking at all times to maximize capital appreciation of the Fund's investments on behalf of its shareholders. The Manager is assisted in its management of the Fund's portfolio by two sub-advisers: SA Financiere Rembrandt, of Paris, France; and Monument Advisors, Ltd., of Bethesda, Maryland.

Although the Manager, as a new company, had no experience managing a mutual fund prior to managing the Fund, collectively the owners of the Manager have had significant experience in management of mutual funds and other pooled investment vehicles in the U.S. and Europe.

Under the Advisory Agreement, the twice-monthly compensation paid to the Manager is accrued daily at an annual rate of 1.50% on the first $250 million of average net assets; 1.25% of the average net assets between $250 and $500 million; 1.00% of the average net assets between $500 million and $750 million; 0.875% of the average net assets between $750 and $1 billion; and 0.75% of the average net assets over $1 billion. For the fiscal period ended August 31, 2000, the Adviser did not receive any compensation, waived fees in the amount of $21,995 and reimbursed operating expenses in the amount of $14,086.

As stated above, the Manager has entered into sub-advisory contracts with SA Financiere Rembrandt and Monument Advisors, Ltd. The Manager, and not the fund, pays the fees of the sub-advisers. To compensate these sub-advisers appropriately, the Manager pays from its fee to SA Financiere Rembrandt 50% of the management fee and Monument Advisors, Ltd. 16% of the management fees.

In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total operating expenses of the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B and C Shares for the first three years following commencement of operations . The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Manager will be entitled to reimbursement of fees waived or reimbursed by the Manager to the Fund. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

Portfolio  Managers.

The Manager uses a team approach to manage the Fund. The team serves under the direction of Jean Fournier, the Managing Director of SA Financiere Rembrandt. Prior to joining SA Financiere Rembrandt, Mr. Fournier served as managing director of Morgan Stanley's Paris operations where he oversaw extensive investment operations. He is joined by Ricaldo Zavala, who was formerly the chief proprietary trader for Bank Paribas in Paris, France. The principal portfolio manager of the Fund is Thierry Roussilhe, senior portfolio manager at SA Financiere Rembrandt and manager of the FR Networld Fund. Bob Grandhi, CFA, Chief Investment Officer of Monument Series Trust and principal portfolio manager of the Monument Internet Fund, a U.S. open-ended investment fund investing in U.S. Internet companies and Tyler Defibaugh, Head of Trading and Administration at Monument, assist Mr. Roussilhe by providing guidance regarding the management of the portfolio, execution of trades, and research and analysis regarding security selection and sector analysis.

SHAREHOLDER INFORMATION

The value of a Fund share, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to Class A Shares, Class B Shares or Class C Shares, subtracting any liabilities attributable to Class A Shares, Class B Shares or Class C Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class B or Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price.

Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value.

Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

BUYING FUND SHARES

Share Class  Alternatives.

The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares
                      --------------   --------------    --------------

Max. initial             5.75%             None              1.00%
sales charge.          (Subject to
                        reductions
                        beginning with
                        investments
                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent               None           Year 1     5.00%    Year 1      1.00%
deferred sales      (Except for 1.00%   Year 2     4.00%    Year 2+   None
charge ("CDSC")     on redemptions      Year 3     3.00%
imposed when         with 1 year)       Year 4     3.00%
shares are                              Year 5     2.00%
redeemed                                Year 6     1.00%
(percentage based                       Year 7     None
on purchase                             Year 8     None
price).  Years
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Rule 12b-1 fees.         0.50%            1.00%             1.00%

See "Distribution Arrangements" for important information about Rule 12b-1 fees.

Conversion to             N/A        Automatically    No conversion
Class A                              after about 8    feature.  Rule
                                     years, at which  12b-1 fees
                                     time applicable  remain higher
                                     Rule 12b-1 fees  than those of
                                     are reduced.     Class A Shares
                                                      for the life of
                                                      account.

Appropriate for:   All investors,    Investors who    Investors who
                   particularly      plan to hold     intend to hold
                   those who intend  their shares at  their shares for
                   to hold their     least 6 years.   at least 1 year,
                   shares for a                       but less than 6
                   long period of                     years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.


Share Transactions.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting PFPC, Inc., the Fund's transfer and dividend disbursing agent, at 400 Bellevue Parkway, Wilmington, Delaware 19809, or by telephoning (877) 808-5111. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments.

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                           -------          -------            -------
Minimum Initial            $1,000           $1,000             $1,000
Investment

Minimum Subsequent         $  250*          $  250*            $  250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

By Mail.

You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Monument EuroNet Fund," c/o PFPC, Inc., P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903. PFPC, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

By Wire.

You may also wire payments for Fund shares to the wire bank account for the Fund. Before wiring funds, please call the Fund at (800) 527-9525 or PFPC, Inc. at (877) 808-5111 to advise the Fund of your investment and to receive further instructions. Please remember to return your completed and signed application to PFPC, Inc. at P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903 See "Proper Form."

Public  Offering  Price.

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form." The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributors. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

              Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                   Sales Charge        Broker-Dealer Percentage
                                   ------------        ------------------------
Less than $50,000                       5.75%               5.00%
$50,000 but less than $100,000          4.50%               3.75%
$100,000 but less than $250,000         3.50%               2.75%
$250,000 but less than $500,000         2.50%               2.00%
$500,000 but less than $1,000,000       2.00%               1.75%
$1,000,000 or more                      1.00%               1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.

                         Class B Broker-Dealer Commission and Service Fee

                                         Broker-Dealer Percentage
                                         ------------------------
Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares, payable quarterly.

                         Class C Broker-Dealer Commission and Service Fee

                     Sales Charge         Broker-Dealer Percentage
                     ------------         ------------------------
All purchases           1.00%                      1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Fund's distributors. The fee ("Rule 12b-1 fee") paid to the Fund's distributors by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.50% for Class A Share expenses. Up to 0.25% of the total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Company may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation.

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention.

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the Statement of Additional Information.

Waiver of Front-End Sales Charges.

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Manager, First Dominion Capital Corp, Monument Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributors for their own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge.

The contingent deferred sales charge on Class B and Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525, or by calling PFPC, Inc. at (877) 808-5111. All account information is subject to acceptance and verification by the Fund's distributors.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class B or Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (877) 808-5111 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (877) 808-5111.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            Class A Shares    Class B Shares    Class C Shares
                            ---------------   ---------------   ----------------
                            Period ended      Period ended      Period ended
                            August 31, 2000*  August 31, 2000*  August 31, 2000*
                            ----------------  ----------------  ----------------
Per Share
  Operating Performance
Net asset value,
  beginning of period        $  9.42           $ 9.42           $  9.42
                             -------           -------          -------
Income from
  investment operations-
   Net investment loss        (0.04)           (0.03)            (0.04)
   Net realized and
    unrealized gain
    on investments             0.39             0.41              0.38
                             -------         -------           -------
Total from
  investment operations        0.35             0.38              0.34
                             -------         -------          --------
Net asset value,
  end of period             $  9.77           $ 9.80           $  9.76
                            =======           =======          =======
Total Return                  3.72%            4.03%             3.61%

Ratios/Supplemental Data
 Net assets,
  end of period (000's)     $10,406           $1,159            $   186
Ratio to average
  net assets (A)
   Expenses (B)             4.24%**          4.74%**            4.74%**
   Expense ratio-net (C)    3.47%**          3.97%**            3.97%**
   Net investment loss    (3.47%)**        (3.97%)**          (3.97%)**
Portfolio turnover rate       8.60%            8.60%              8.60%

* Commencement of operations was July 3, 2000 for Class A Shares and July 6, 2000 for Class B & C Shares.

**   Annualized


(A)  Management   fee  waiver  reduced  the  expense  ratio  and  increased  net investment income ratio by 2.42% for the period ended August 31, 2000.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated January 2, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525, by e-mail at: mail@shareholderservices.com, by writing to Monument EuroNet Fund, c/o PFPC, Inc., P. O. Box 61503, King of Prussia, Pennsylvania 19406-0903, by calling toll free (877) 808-5111 or by e-mail at: group@monumentfunds.com. General inquiries regarding the Fund may also be directed to the above addresses or telephone numbers.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.

                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                              Monument EuroNet Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Monument EuroNet Fund, dated January 2, 2001. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, by calling (800) 527-9525, by writing to PFPC, Inc., P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 or by calling (877) 808-5111.

The Fund's audited financial statements and notes thereto for the fiscal period ended August 31, 2000 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended August 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.



The date of this SAI is January 2, 2001

TABLE OF CONTENTS                                                       PAGE
-----------------                                                       ----

General Information
Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs
  Warrants
  Illiquid Securities
  Depositary Receipts
  Temporary Defensive Positions
  U.S. Government Securities
  Repurchase Agreements
  Restricted Securities
  Options
  Futures
  Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Policies Concerning Personal Investment Activity
Investment Manager and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio Turnover
Capital Stock and Dividends
Dividends and Distributions
Additional  Information about  Purchases  and  Sales
Eligible  Benefit  Plans
Tax  Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Monument EuroNet Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares in approximately eight years after purchase; and Class C Shares charging a front-end sales charge of 1%, and a sales charge of 1% if share are redeemed within the first year after purchase, and carrying a higher rule 12b-1 fee than Class A Shares with no conversion feature. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize long-term appreciation of capital. All investments entail some market and other risks and there is no assurance that the Manager will achieve the Fund's investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

Under normal circumstances, the Fund invests in a diversified portfolio of equity securities, such as common stocks and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred. The Fund's investments are limited to equity securities of companies principally engaged in internet and internet-related businesses, as described in the Fund's prospectus.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Warrants.

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities.

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary   Receipts.

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs or GDRs. EDRs and GDRs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

Temporary Defensive Positions.

When the Manager believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Manager decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities.

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase  Agreements.

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities.

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Manager to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options.

The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying  Call  and  Put  Options.

The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing  (Selling) Call and Put Options.

The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Over-the-Counter ("OTC") Options.

The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission ("SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures  Contracts.

Even though the Fund has no current intention to invest in Futures Contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks  Associated With Options and Futures.

Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. The Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon the Manager's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Manager's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions.

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)   Invest in companies for the purpose of exercising management or control;

2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)   Purchase or sell commodities or commodity contracts;

4)   Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666 as applied by the SEC from time to time);

7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

8) Participate on a joint or a joint and several basis in any securities trading account;

9) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

10) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

12) Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

Except with respect to the Fund's restriction concerning borrowing, if the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

Non-Fundamental  Policies  and  Restrictions.

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid securities; or 2) Engage in arbitrage transactions.


MANAGEMENT OF THE COMPANY

Directors and Officers.

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriters, and officers of the Company, are noted with an asterisk (*).

Name, Address           Position(s) Held    Principal Occupation(s)
and Age                 With Registrant     During the Past 5 Years
-------------           ---------------     -----------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services, Inc.,
(55)                                        the Company's Administrator,
                                            since 1985; President
                                            and Director of First
                                            Dominion Capital Corp.,
                                            the Company's underwriter.
                                            Director and shareholder of Fund
                                            Services Inc., the
                                            Company's Transfer and
                                            Disbursing Agent, since
                                            1987; shareholder of
                                            Commonwealth Fund
                                            Accounting, Inc. which
                                            Provides bookkeeping
                                            services; and Chairman,
                                            Director  and
                                            Treasurer of Vontobel Funds,
                                            Inc., a registered
                                            investment company since March,
                                            1997.  Mr. Pasco is also a
                                            certified public accountant.

Samuel Boyd, Jr.        Director             Mr. Boyd is Manager of the
10808 Hob Nail Court                         Customer Services
Potomac, MD 20854                            Operations and Accounting
(59)                                         Division of the Potomac Electric
                                             Power Company since August,
                                             1978; and Director of Vontobel
                                             Funds, Inc., a registered
                                             investment company since March,
                                             1997.  Mr. Boyd is also a certified
                                             public accountant.

William E. Poist        Director             Mr. Poist is a financial
5272 River Road                              and tax consultant through
Bethesda, MD 20816                           his firm Management
(60)                                         Consulting for Professionals since
                                             1968; Director of Vontobel Funds,
                                             Inc. a registered investment
                                             company since March, 1997.
                                             Mr. Poist is also a certified
                                             public accountant.

Paul M. Dickinson       Director             Mr. Dickinson is President
8704 Berwickshire Drive                      of Alfred J. Dickinson,
Richmond, VA 23229                           Inc., Realtors since
(52)                                         April, 1971; and Director of
                                             Vontobel Funds, Inc., a registered
                                             investment company since March,
                                             1997.

*F. Byron Parker, Jr.   Secretary            Mr. Parker is Secretary of
8002 Discovery Drive                         Commonwealth Shareholder
Suite 101                                    Services, Inc., and First
Richmond, VA 23229                           Dominion Capital Corp. since 1986;
(57)                                         Secretary of Vontobel Funds, Inc.,
                                             a registered investment  company
                                             since March,  1997; and Partner in
                                             the law firm Mustian & Parker.

*Jane H. Williams       Vice President of    Ms. Williams is the
3000 Sand Hill Road     the Company          President of Sand Hill
Suite 150               and President        Advisors, Inc. since
Menlo Park, CA 94025    of the Sand Hill     August, 2000 and was
(51)                    Portfolio Manager    the Executive Vice
                        Fund series          President of Sand Hill
                                             Advisors, Inc. since 1982.

*Leland H. Faust        President of the     Mr. Faust is President of
One Montgomery St.      CSI Equity Fund      CSI Capital Management,
Suite 2525              and the CSI Fixed    Inc. since 1978. Mr.Faust
San Francisco, CA 94104 Income Fund          is also a Partner in the
(53)                                         law firm Taylor & Faust
                                             since December, 1975.

*Franklin A.Trice, III  Vice President of    Mr. Trice is President
P.O. Box 8535           the Company and      of Virginia Management
Richmond, VA 23226-0535 President of the     Investment Corp. since
(36)                    New Market Fund      May,1998; and a registered
                        series               representative of First
                                             Dominion Capital Corp.,
                                             the Company's underwriter
                                             since September, 1998.  Mr.
                                             Trice was a broker with
                                             Scott  & Stringfellow from
                                             March, 1996 to May, 1998
                                             and with Craigie, Inc.
                                             from March, 1992 to January, 1996.

*John T. Connor, Jr.    Vice President of    Mr. Connor is President of
515 Madison Ave.,       the Company and      Third Millennium
24th Floor              President of the     Investment Advisors, LLC
New York, NY 10022      Third Millennium     since April, 1998; and
(58)                    Russia Fund series   Chairman of ROSGAL, a
                                             Russian financial company and of
                                             its affiliated ROSGAL Insurance
                                             since 1993.

*Steven T. Newby        Vice President of    Mr. Newby is President of
555 Quince Orchard Rd.  the Company and      Newby & Co. Inc., a NASD
Suite 610               President of         broker/dealer since July,
Gaithersburg, MD 20878  GenomicsFund.com     1990; President of xGENx,
(53)                    and Newby's          LLC since November, 1999.
                        ULTRA Fund series

* Todd A. Boren         President of the     Mr. Boren joined
250 Park Avenue, So.    Global e-Fund        International Assets
Suite 200               series               Advisory in May of 1994.
Winter Park, FL 32789                        In his six years
(40)                                         with IAAC he has
                                             served as  a
                                             Financial  Adviser,
                                             VP of Sales,
                                             Branch  Manager,
                                             Training Manager,
                                             and currently as
                                             Senior  Vice
                                             President  and
                                             Managing
                                             Director of Private
                                             Client
                                             Operations for both
                                             International
                                             Assets  Advisory and
                                             Global Assets
                                             Advisors. He is
                                             responsible for
                                             overseeing its
                                             International
                                             Headquarters in
                                             Winter  Park  Florida
                                             as well as its New York
                                             operation and
                                             joint venture.

*Brian W. Clarke        President of the     Mr. Clarke is President of
993 Farmington Avenue   Monument EuroNet     Cornerstone Partners LLC,
Suite 205               Fund series          a financial services
West Hartford, CT 06197                      company, since November,
(42)                                         1998.  Prior to founding
                                             Cornerstone, Mr. Clarke worked for
                                             Lowrey Capital management from 1997
                                             to  1998.  Mr. Clarke served for
                                             13 years  as  the Vice President
                                             for Advancement  at St. Mary's
                                             College  of Maryland.  Prior  to
                                             joining St. Mary's, Mr. Clarke
                                             served as Press Secretary to
                                             Congressman Henry S. Reuss.

Compensation of Directors.

The Company does not compensate the Directors and officers who are officers or employees of the any investment manager or adviser to a fund of the Company. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 31, 2000 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

For the fiscal period from July 3, 2000 (commencement of operations) through August 31, 2000, the Directors received the following compensation from the
Company:

                     Aggregate
                     Compensation      Pension or          Total
Name and             From the Fund     Retirement          Compensation
Position             Fiscal Year       Benefits Accrued    from the
Held                 Ended August      as Part of Fund     Company (2)
                     31, 2000(1)        Expenses

John Pasco, III,     $-0-                  N/A                 $-0-
Director
Samuel Boyd, Jr.,    $750                  N/A                 $12,933
Director
William E. Poist,    $750                  N/A                 $12,933
Director
Paul M. Dickinson,   $750                  N/A                 $12,933
Director

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Directors for the Fund's fiscal year ended August 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year or period ended August 31, 2000. The Company consisted of a total of eight funds as of August 31, 2000.

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, Manager, advisers and principal underwriters have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed and copied at, the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

CONTROL PERSONS AND  PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2000 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

To the best knowledge of the Fund as of December 31, 2000, there were no persons who owned of record or beneficially own 5% or more of the Fund's shares.

INVESTMENT MANAGER AND ADVISORY AGREEMENT

Vernes Asset Management, LLC (the "Manager"), located at 993 Farmington Avenue, Suite 205, West Hartford, CT 06197, manages the investments of the Fund pursuant to an Investment Management Agreement (the "Management Agreement" ), dated June 19, 2000. After the initial term of two years, the Management Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not "interested persons" of the Company. The Management Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager. The Investment Manager is registered as an investment Manager under the Investment Advisers Act of 1940 as amended, the "Advisers Act".

The  Manager has  entered  into two  Investment  Advisory  Agreements  that delegate portions of the investment management responsibility to SA Financiere Rembrandt and Monument Advisors, Ltd. (collectively, the " Investment Advisers"). The Investment Advisers provide the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of portfolio securities of the Fund. The investment recommendations of the Investment Advisers are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays SA Financiere Rembrandt 66% of the management fee received from the Fund and pays Monument Advisors, Ltd. 16% of the management fee receive from the Fund.

SA Financiere Rembrandt located at 4, rue Rembrandt, Paris, France, founded in November, 1997, is held by Vernes & Associes, a Swiss holding company and was founded in 1982 by Mister Cyrille Vernes, who is the first senior partner of Vernes & Associes and Vernes Gestion, S. A., a Swiss asset management company established in Geneva. Although SA Financiere Rembrandt has not previously served as the investment adviser of a US open-end investment company, it serves as the adviser to FR Networld Fund, a Fund that invests in the different sub sectors of the internet in Europe and is marketed and sold in Europe. In addition, SA Financiere Rembrandt manages 10 other European open-end investment funds as well as numerous separately managed accounts in Europe.

Monument Advisors, Ltd. ("Monument Advisors"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, its President. Monument Advisors also manages the assets of The Monument Series Fund, Inc., an open-end management investment company registered with the Securities and Exchange Commission ("SEC"). In addition, Monument Advisors manages portfolios of investments of qualified individuals, retirement plans, and trusts.

Under the Management Agreement, the Manager, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated June 19, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Manager.

John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid twice monthly, at the annual rate of 0.20% on the first $250 million of average net assets of the Fund; 0.175% of the average net assets between $250 and $500 million; 0.15% of the average net assets between $500 million and $750 million; 0.125% of the average net assets between $750 and $1 billion; and 0.10% of the average net assets over $1 billion, subject to a minimum amount of $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the period from July 3, 2000 (commencement of operations) through August 31, 2000, CSS received $2,809 from the Fund for administrative services.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated June 19, 2000, PFPC, Inc. acts as the Company's transfer and disbursing agent. PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC, Inc. provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. PFPC, Inc. is responsible for processing orders and payments for share purchases. PFPC, Inc. mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. PFPC, Inc. disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTORS

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite
223, Richmond, Virginia 23229, and Monument Distributors, Inc. ("MDI"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, serve as principal underwriters and national distributors for the shares of the Fund pursuant to a Distribution Agreement dated June 19, 2000, (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. MDI is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, its President. FDCC and MDI are registered as a broker-dealer and each are members of the National Association of Securities Dealers, Inc. Mr. Pasco and Mr. Kugler each have an indirect ownership interest in the Manager. The offering of the Fund's shares is continuous.

INDEPENDENT ACCOUNTANTS

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Manager, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Manager, the Manager arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Manager, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Manager with investment recommendations, statistical, research or similar services useful to the Manager's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Manager can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Manager for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Manager may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Manager and investment advisers have been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

The Fund paid $23,818 in brokerage commissions for the period from July 3,2000 (commencement of operations) through August 31, 2000.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Manager makes purchases and sales for the Fund's portfolio whenever necessary, in the Manager's opinion, to meet the Fund's objective. The Manager anticipates that the average annual portfolio turnover rate of the Fund will be greater than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series; Fifteen Million (15,000,000) shares for Class B Shares of the series; and Fifteen Million
(15,000,000) shares for Class C Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights, and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of PFPC.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

The Distributors may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributors may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributors) the opportunity to participate in sales incentive programs
(which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributors may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price.

A hypothetical illustration of the computation of the offering price per Class A Share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on August 31, 2000 and the maximum front-end sales charge of 5.75%, is as follows:

                                             Class A Shares
                                             --------------

           Net Assets                        $10,405,604
           Outstanding Shares                  1,065,454
           Net Asset Value Per Share         $      9.77
           Sales Charge (5.75% of
             the offering price)             $      0.60
           Offering Price to Public          $     10.37

Statement of Intention.

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.50% for Class A Shares and 1.00% for Class B and Class C Shares of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.

The Fund incurred $6,796 of allowable distribution expenses for Class A Shares, $865 for Class B Shares and $207 for Class C Shares for the fiscal period from July 3, 2000 (commencement of operations) through August 31, 2000.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Fund for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase, and Class C Shares charging a reduced sales charge and a contingent deferred sales charge.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their share of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Manager believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Conversion of Class B Shares to Class A Shares.

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies.

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

Eligible Benefit Plans.

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares.

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC fee with respect to Class B and Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Special  Shareholder  Services

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular  Account.

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone  Transactions.

You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to PFPC. The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine.
When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan.

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, PFPC will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying PFPC. To receive more information, please call the offices of the Company at 1-800-527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Monument Series Fund, Inc. ("MSF"). You should call MSF at 1-888-420-9950 and obtain a Prospectus prior to initiating the exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions  of net investment  income.

The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions  of capital gains.

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.

Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions.

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by a fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of  distributions.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise  tax  distribution  requirements.

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the MSF, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1) -1]
                 ---
                 cd

where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                  n
             P(1+T) = ERV

where:

P     =   a hypothetical initial payment of $1,000
T     =   average annual total return
n     =   number of years (1,5 or 10)
ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based upon the foregoing, the Fund's aggregate total return for the period July 3, 2000 (commencement of operations) through August 31, 2000 was 3.72%.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9525

                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.